As filed with the Securities and Exchange Commission on April 30, 2003


                     Registration File Nos. 2-17226, 811-994


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                         PRE-EFFECTIVE AMENDMENT NO. [ ]

                       POST-EFFECTIVE AMENDMENT NO. 73 [X]


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                              AMENDMENT NO. 35 [X]


                             BURNHAM INVESTORS TRUST
               (Exact Name of Registrant as Specified in Charter)

                     1325 AVENUE OF THE AMERICAS, 17TH FLOOR
                            NEW YORK, NEW YORK 10019
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 874-FUND
                    (Registrant's Telephone Number, Including
                                   Area Code)

                                 JON M. BURNHAM
                     1325 AVENUE OF THE AMERICAS, 26TH FLOOR
                            NEW YORK, NEW YORK 10019
                     (Name and Address of Agent for Service)

                                    COPY TO:

                             LEONARD A. PIERCE, ESQ.
                                HALE AND DORR LLP
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109


              It is proposed that this filing will become effective
                            (check appropriate box):

             [ X ] immediately upon filing pursuant to paragraph (b)
             [   ] on (date) pursuant to paragraph (b)
             [   ] 60 days after filing pursuant to paragraph (a)(1)
             [   ] on (date) pursuant to paragraph (a)(1)
             [   ] 75 days after filing pursuant to paragraph (a)(2)
             [   ] on _________ pursuant to paragraph (a)(2) of Rule 48

May 1, 2003


PROSPECTUS
------------------------------------------------------------------------

Burnham Fund



Burnham Financial Services Fund

                                                     THE BURNHAM FAMILY OF FUNDS

Burnham Small Cap Value Fund

Burnham Money Market Fund

Burnham U.S. Treasury Money Market Fund

------------------------------------------------------------------------


As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove these shares or say whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                         [BURNHAM FINANCIAL GROUP LOGO]


[LOGO]

                                TABLE OF CONTENTS

      THE FUNDS

      Profiles of the principal strategies and risks of each fund

          Burnham Fund................................................ 2


          Burnham Financial Services Fund............................. 6

          Burnham Small Cap Value Fund                                  XX

          Burnham Money Market Fund...................................10

          Burnham U.S. Treasury Money Market Fund.....................14

      THE INVESTMENT ADVISER..........................................18

      YOUR ACCOUNT
      Instructions and information on investing in the funds

          Choosing A Share Class......................................20

          How To Buy Shares...........................................22

          How To Exchange And Redeem Shares...........................23

          Transaction Policies........................................24

          Tax Considerations And Distributions........................26

      FINANCIAL HIGHLIGHTS
      Fund Performance Data

          Burnham Fund................................................29

          Burnham Financial Services Fund.............................30

          Burnham Money Market Fund...................................31

          Burnham U.S. Treasury Money Market Fund.....................32

      WHERE TO GET MORE INFORMATION

         ......................................................BACK COVER

                                            Each of the Burnham funds has its
                                            own risk profile, so be sure to read
                                            this prospectus carefully before
                                            investing in any of the funds.

                                            Mutual funds are not bank accounts
                                            and are neither insured nor
                                            guaranteed by the FDIC or any other
                                            government agency. An investment in
                                            any mutual fund entails the risk of
                                            losing money.

THE BURNHAM FAMILY OF FUNDS

                  Burnham Asset Management was founded in 1989 and today, together with the Burnham Securities Inc., manages approximately $3 billion in assets for investors.

                  The Burnham family of funds offers great flexibility to investors. All the funds share Burnham's fundamental philosophy of prudent investment and risk management through all phases of the economic cycle.


THE FUNDS 1

                                  BURNHAM FUND

TICKER SYMBOL              BURHX (Class A)
                           BURIX (Class B)

[GRAPHIC OMITTED]

PORTFOLIO MANAGER

Jon M. Burnham has had primary day-to-day responsibility for the fund's portfolio since 1995. Mr. Burnham is President, Chief Executive Officer and Chairman of the Board of Trustees of the funds and the Chairman and Chief Executive Officer of the Adviser and Distributor.

IS THIS FUND FOR YOU?

Burnham Fund is best suited for investors who:

 - Want the relative stability of investments in large-capitalization companies with some of the growth opportunities of smaller companies

 - Seek capital growth with a focus on risk management

 - Are investing for the long term

THE FUND SEEKS CAPITAL APPRECIATION, MAINLY LONG-TERM. INCOME IS GENERALLY OF LESSER IMPORTANCE, MEANING THAT IT IS A SECONDARY GOAL.

MAIN STRATEGIES
--------------------------------------------------------------------------------

The fund pursues its goal by investing in a diverse portfolio of common stocks. The fund will invest predominately in large-capitalization companies.

HOW THE FUND SELECTS SECURITIES

In managing the fund's stock portfolio, the manager first uses sector research, which focuses on selecting the industries the fund will invest in (top-down research). The fund seeks to reduce risk by diversifying across many different industries and economic sectors. In the past, the fund has tended to favor the following sectors:


                - Consumer Staples


                - Energy

                - Financial

                - Health Care

                - Technology

The fund may emphasize different sectors in the future.

In selecting individual stocks, the manager looks for companies that appear to have the following characteristics:


                - Potential for sustained operating and revenue growth of at least 10% per year


                - Product leadership and strong management teams that focus on enhancing shareholder value

                - Companies with histories of paying regular dividends

                - Securities that appear undervalued by the market or that seem to be poised to benefit from restructuring or similar business changes

Although the fund typically favors large "blue-chip" companies, it will consider opportunities in medium- and small-capitalization companies that meet its selection criteria.

OTHER INVESTMENTS

The fund may also invest in debt securities of any maturity, duration or credit quality (including junk bonds) from any government or corporate issuer. The fund generally invests in short to medium-term corporate bonds and maintains an average portfolio credit rating of A.

The fund may invest without limit in dollar-denominated foreign securities but only up to 15% of its total assets in non-dollar foreign securities. The fund may make limited investments in derivative instruments. Derivatives are a type of investment whose value is based on other securities or market indices.

Under normal conditions, the fund intends to remain fully invested. In extraordinary conditions, the fund may invest extensively in cash or short-term investment grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.


The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market instruments. The fund may make loans only to broker-dealers who are members of the New York Stock Exchange (NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the fund can terminate the loan at any time.


MAIN RISKS
--------------------------------------------------------------------------------

The main risk of this fund is a downturn in the stock market, and particularly in stocks of large-capitalization companies. The fund's investments in debt securities will generally fall in value when interest rates rise.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:


         - Any of the categories of securities that the fund emphasizes--large-capitalization stocks or particular sectors--could fall out of favor with the market.

         - Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

         - The fund's management strategy or securities selection methods could prove less successful than anticipated.

         - A bond issuer could be downgraded in credit rating or go into default. The risk of default and the price volatility associated with it are greater for junk bonds.

         - If any of the fund's bonds are redeemed substantially earlier or later than expected, performance could suffer.

         - Investments in derivatives could magnify any of the fund's gains or losses.

         - Foreign investments present additional risks compared with domestic investments. These may include:

                  - Unfavorable currency exchange rates

                  - Inadequate financial information

                  - Political and economic upheavals

         These risks are greater in emerging markets.


If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

DEFINITION OF
LARGE-CAPITALIZATION STOCKS

Large-capitalization stocks (commonly known as "blue-chip") are usually issued by well established companies. These companies maintain a sound financial base and offer a variety of product lines and businesses. As compared with smaller-capitalization companies, securities of large companies historically have involved less market risk and lower long-term market returns. Their stock prices tend to rise and fall less dramatically than those of smaller-capitalization companies.


This fund considers a stock to be a large-capitalization stock if its total market capitalization (the value of all of its outstanding shares) is $7.8 billion or more.



PAST PERFORMANCE

The chart and table below describe the fund's performance history. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for the last ten years. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied. These figures would be lower if they reflected sales charges.

RETURN FOR CLASS A SHARES

                              [PERFORMANCE GRAPH OMITTED]


1993    1994     1995    1996    1997    1998   1999   2000    2001     2002
9.35%   (1.77%)  24.45%  17.60%  24.74%  22.08% 32.71%  2.07%  (14.26%) (23.14%)


BEST QUARTER:         22.87% IN 4TH QUARTER OF 1999
WORST QUARTER:       (14.97%) IN 3RD QUARTER OF 2002


AVERAGE ANNUAL RETURNS

The table presents the fund's average annual returns over 1, 5 and 10 years for each share class and the life of class for Class B shares along with those of recognized U.S. common stock and bond indices. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.

For the following periods                                                          Class B:
  ending 12/31/2002                               1 year   5 years   10 years    inception*
CLASS A SHARES
     Return Before Taxes                        (26.98%)     0.70%      7.34%            --

     Return After Taxes on Distributions(1)(2)  (27.52%)   (1.24%)      4.81%            --

     Return After Taxes on Distributions
     and Sale of Fund Shares(1)(2)(4)            (16.21%)    0.33%      5.04%            --

CLASS B SHARES

     Return Before Taxes(3)                     (27.69%)     0.76%         --         6.65%

S & P 500 INDEX                                 (22.09%)   (0.58%)      9.34%         9.11%
(reflects no deduction of fees, expenses or taxes)

Morningstar Large Cap Blend Average             (22.02%)   (1.16%)      7.94%         7.49%
(reflects no deduction of fees, expenses and taxes)

The S&P 500 Index includes the common stocks of 500 large U.S. companies.
The Morningstar Large Cap Blend category consists of equity funds that invest primarily in large U.S. companies whose earnings are expected to increase. The Morningstar Large Cap Blend category and S&P 500 Index performance are reflective of performance for Class B shares that began on 11/1/93. Both are unmanaged.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

(3) The after-tax returns are shown only for Class A shares; after-tax returns for Class B will vary.

(4) Where the return after taxes on distributions and sale of fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*Class B shares commenced operations on 10/18/93.


FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below describes the fees and expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL FUND OPERATING EXPENSES come out of fund assets, and are reflected in the fund's total return.

FEE TABLE
--------------------------------------------------------------------------------

                                                       Class A          Class B
SHAREHOLDER FEES
     fees paid directly from your investment

Maximum front-end sales charge (load)                   5.00%            NONE
        % of offering price

Maximum contingent deferred sales charge                NONE             5.00%
        % of offering price or the amount you
        receive when you sell shares, whichever is less

ANNUAL FUND OPERATING EXPENSES
         expenses that are deducted from fund assets


Management fees                                         0.60%            0.60%
Distribution (12b-1) fees(1)                            0.25%            1.00%
Other expenses(2)                                       0.54%            0.53%

--------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES(2)                 1.39%            2.13%

(1) Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

(2) The adviser currently intends to continue to waive and or reimburse certain expenses to the extent required to reduce expenses to 1.39% and 2.14% of the average daily net assets attributable to Class A and Class B shares, respectively. The adviser currently intends to waive its fees and/or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 day's notice.

Example

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

       - $10,000 original investment
       - 5% annual return
       - No changes in operating expenses
       - Reinvestment of all dividends and distributions

                                    1 year      3 years     5 years     10 years
--------------------------------------------------------------------------------

Class A                             $ 634       $   918      $ 1,222     $ 2,085
Class B with redemption             $ 616       $   967      $ 1,244     $ 2,273
Class B without redemption          $ 216       $   667      $ 1,144     $ 2,273



Because actual returns and expenses may be different, this example is for comparison purposes only. The 10 year figures for Class B shares assume the conversion to Class A shares after eight years.

UNDERSTANDING SHAREHOLDER FEES

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first few years of ownership. Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES

Fee paid to the adviser for the supervision of the fund's investment program.

RULE 12b-1 FEES

Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

                                     BURNHAM
                             FINANCIAL SERVICES FUND

TICKER SYMBOL     BURKX (Class A)
                  BURMX (Class B)

SUBADVISER

Mendon Capital Advisors Corp. is a registered investment adviser incorporated in the State of Delaware. The subadviser has been providing investment advisory services focused in the financial services industry to private investment companies since 1996.

[GRAPHIC OMITTED]

PORTFOLIO MANAGER

Anton Schutz has had the primary day-to-day responsibility for the fund's portfolio since its inception. Mr. Schutz is the President of Mendon Capital Advisors Corp.

IS THIS FUND FOR YOU?

Burnham Financial Services Fund is best suited for investors who:

- Are investing for the long term

- Wish to increase their exposure to the financial services sector

- Seek potentially more rapid capital growth than might be achieved in a sector-diversified fund

- Are comfortable with increased price volatility

This fund's goal is non-fundamental and may be changed without shareholder approval.

THE FUND SEEKS CAPITAL APPRECIATION.

MAIN STRATEGIES
--------------------------------------------------------------------------------

The fund pursues its goals by investing at least 80% of its assets in stocks of U.S. companies in the financial services sector. The fund considers all of the following as part of this sector:

         - Banks and thrifts
         - Securities brokers and dealers
         - Investment management and advisory firms
         - Insurance companies
         - Specialty finance companies
         - Financial conglomerates
         - Publicly traded, government-sponsored financial intermediaries
         - Any company that derives at least 50% of its revenues from doing business with financial services companies, such as a financial software company

HOW THE FUND SELECTS SECURITIES

In selecting stocks, the fund's manager uses a combination of growth and value strategies. The manager seeks growth stocks of companies with the following characteristics:

         - Capable management
         - Attractive business niches
         - Sound financial and accounting practices
         - Demonstrated ability to sustain growth in revenues, earnings and cash flow

The manager also looks for opportunities to purchase value stocks of companies that appear to be:

         - Undervalued based on their balance sheets or individual circumstances
         - Temporarily distressed
         - Poised for a merger or acquisition

Although the fund may invest in companies of any size, it typically focuses on those with market capitalizations of $8 billion or less. The fund generally intends to invest in U.S. companies, but it may also invest up to 10% of its total assets in foreign securities.

This stock selection strategy may lead the fund to concentrate its investments in a limited number of regions of the U.S. To maintain the fund's investment objective, it will close to new investors when assets reach $250 million.


OTHER INVESTMENTS

The fund may invest up to 20% of its total assets in:

        - Companies outside the financial services sector
        - Debt securities of any maturity, duration, or credit rating (including junk bonds) from any government or corporate issuer, U.S. or foreign

The fund may use derivatives (a type of investment whose value is based on one or more securities or market indices) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market movements.

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.


The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market funds. The fund may make loans only to broker-dealers who are members of the New York Stock Exchange (NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the fund can terminate the loan at any time.


MAIN RISKS
--------------------------------------------------------------------------------

The main risks of this fund are the performance of the stock market and the level of interest rates. Because this fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

        - An adverse event could disproportionately affect the financial services sector.
        - Rising interest rates increase the cost of financing to, and reduce the profitability of, companies in the financial services sector.
        - Any of the categories of securities that the fund emphasizes-- financial services companies and companies with less than $8 billion in market capitalization--could fall out of favor.
        - Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
        - Investments in derivatives could magnify any of the fund's gains or losses.
        - A bond issuer could be downgraded in credit quality or go into default. The risk of default and the price volatility associated with it are greater for junk bonds.
        - Foreign investments present additional risks compared with domestic investments. These may include:

        - Unfavorable currency exchange rates
        - Inadequate financial information
        - Political and economic upheavals

        These risks are greater in emerging markets.


If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the fund sells and replaces its securities within a given period. Recently, the fund has had a high portfolio turnover rate. High turnover can increase the fund's transaction costs, thereby lowering its returns. It also may increase your tax liability. The fund's portfolio turnover rates are shown in the financial highlights table.


WHY INVEST IN FINANCIAL COMPANIES?

DEMOGRAPHICS
The largest consumers of financial services are those in the 45 to 64 age group, which is projected to grow significantly over the next 20 years.

CONSOLIDATION
The current consolidation trend in the financial services sector presents investment opportunities.

DEREGULATION
Deregulation of the financial services industry is enabling firms to enter a wider variety of financial service businesses.

GLOBALIZATION
Increasing globalization provides opportunities for foreign firms to expand their businesses in the financial services sector.

SPECIALIZATION
Financial service providers are "unbundling" financial products to meet customer needs, provide profit opportunities and expand their markets.


PAST PERFORMANCE
--------------------------------------------------------------------------------

The chart and table below describe the fund's performance history. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for each full calendar year since inception. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied. These figures would be lower if they reflected sales charges.

RETURN FOR CLASS A SHARES

                              [PERFORMANCE GRAPH OMITTED]


2000        2001        2002
52.78%      29.28%      17.55%



BEST QUARTER:         26.51% IN 3rd QUARTER OF 2000
WORST QUARTER:       (4.83%) IN 3rd QUARTER OF 2001

AVERAGE ANNUAL RETURNS

The table presents the fund's average annual returns over 1 year and since inception for each share class along with those of recognized U.S. common stock indices. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.

For the following periods ending 12/31/2002     1 year    Since Inception
                                                           (June 7, 1999)

Class A Shares

     Return Before Taxes                         11.67%        24.04%

     Return After Taxes on Distributions(1)(2)   11.33%        21.39%

     Return After Taxes on Distributions
     and Sale of Fund Shares(1)(2)(4)             7.38%        18.60%

Class B Shares

     Return Before Taxes                         12.50%        24.31%

NASDAQ Bank Index                                 4.52%        20.58%
(reflects no deduction of fees, expenses or taxes)

NASDAQ 100 Financial Index                       (3.74%)       (3.61%)
(reflects no deduction of fees, expenses or taxes)


The NASDAQ Bank Index contains stocks of all types of banks and savings institutions and related holding companies, and establishments performing functions closely related to banking. The NASDAQ 100 Financial Index includes the stocks of the 100 largest financial companies traded on the NASDAQ market system and NASDAQ small cap market.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

(3) The after-tax returns are shown only for Class A shares; after-tax returns for Class B will vary.

(4) Where the return after taxes on distributions and sale of fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.


FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below describes the fees and expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL FUND OPERATING EXPENSES come out of fund assets, and are reflected in the fund's total return.

FEE TABLE

                                                Class A           Class B

SHAREHOLDER FEES
 fees paid directly from your investment

Maximum front-end sales charge (load)           5.00%             None
 % of offering price

Maximum contingent deferred sales charge        NONE              5.00%
 % of offering price or the amount you receive when you sell shares, whichever is less

ANNUAL FUND OPERATING EXPENSES
 expenses that are deducted from fund assets



Management fees                                 0.75%             0.75%
Distribution (12b-1) fees(1)                    0.25%             1.00%

Other expenses(2)                               0.60%             0.59%

--------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES(2)         1.60%             2.34%

(1) Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

(2) The adviser currently intends to waive and/or reimburse certain expenses to the extent required to reduce expenses to 1.60% and 2.34% of the average daily net assets attributable to Class A and Class B shares, respectively. The adviser currently intends to continue to waive and or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 day's notice.


EXAMPLE


This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

       - $10,000 original investment
       - 5% annual return
       - No changes in operating expenses
       - Reinvestment of all dividends and distributions


                                1 year     3 years       5 years      10 years
--------------------------------------------------------------------------------

Class A                         $ 655      $   980       $ 1,327      $ 2,305
Class B with redemption         $ 637      $ 1,030       $ 1,350      $ 2,492
Class B without redemption      $ 237      $   730       $ 1,250      $ 2,492



Because actual return and expenses may be different, this example is for comparison purposes only. The 10 year figures for Class B assume the conversion to Class A shares after 8 years.

UNDERSTANDING SHAREHOLDER FEES

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first few years of ownership. Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES

Fee paid to the adviser for the supervision of the fund's investment program.

RULE 12b-1 FEES

Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

                                 Burnham

                             Small Cap Value
                                   Fund

IS THIS FUND FOR YOU?

Burnham Small Cap Value Fund is best suited for investors who:

   - Are investing for the long term

   - Want to increase their exposure to small-capitalization companies

   - Seek potentially more rapid growth than might be achieved in a larger-capitalization fund

   - Are comfortable with increased price volatility

Portfolio manager

Jon M. Burnham has had primary day-to-day responsibility for the fund's portfolio since its inception. Mr. Burnham is president, chief executive officer and chairman of the board of trustees of the fund and the chairman and chief executive officer of the adviser.

This fund's goal is non-fundamental and may be changed without shareholder approval.

GOAL AND MAIN STRATEGIES
--------------------------------------------------------------------------------

The fund seeks capital appreciation.

The fund pursues its goal by investing at least 80% of its assets in stocks of U.S. and foreign companies with market capitalizations of $1 billion or less. These stocks may trade on exchanges or over-the-counter (OTC).

How the fund selects securities

In managing the fund's portfolio, the manager emphasizes individual stock selection. Using a value-oriented strategy, the fund initially seeks to identify a pool of companies with the potential for long term capital appreciation that are currently unrecognized by or temporarily out of favor with the market.

Its research methods include the following:


   - Fundamental analysis of company balance sheets
   - On-site visits
   - Interviews with senior management
   - Data from research firms, electronic databases and relevant technical journals

In deciding which companies to invest in, the manager looks for a specific catalyst that the manager believes will spur share price growth. These catalysts might include:

   - Increased investor attention
   - Asset sales
   - Corporate restructuring
   - Upswing in a business or industry cycle
   - Innovation, such as a new product introduction
   - Favorable regulatory changes

The manager may sell a security when it achieves a clearly defined target price. A security may be sold when any one of the following occur:

   - A disruptive change in management
   - The company is unable to operate under its financial burdens
   - The cycle fails to materialize
   - A company's product or technology cannot be commercialized

Other investments

The fund may invest up to 20% of its assets in:

   - Stocks of companies with market capitalizations of more than $1 billion.
   - Derivatives, which are a type of investment whose value is based on other securities or market indices

The fund may use derivatives to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market movements.

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.

MAIN RISKS
--------------------------------------------------------------------------------

The main risk of this fund is the performance of the stock market. Because the fund emphasizes small-capitalization companies, investors should expect greater volatility than in a fund that invests in medium- or large-capitalization companies.


Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

   - Small-capitalization stocks could fall out of favor with the market, particularly in comparison with large- or medium-capitalization stocks.

   - Companies in the fund's portfolio could fail to reach earnings estimates or other market expectations, causing their stock prices to drop.

   - The fund's management strategy or securities selection methods could prove to be less successful than anticipated.

   - Investments in derivatives could magnify any of the fund's gains or losses. Derivatives can also make the fund's portfolio less liquid and harder to value, especially in a declining market.

   - Foreign investments present additional risks compared with domestic investments. These may include:

      - Unfavorable currency exchange rates
      - Inadequate financial information
      - Political and economic upheavals

     These risks are greater in emerging markets.

Non-Diversification

The fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than diversified funds. An investment in the fund could go up and down in value more than an investment in a diversified fund.

Definition of small-capitalization companies

There are thousands of publicly traded companies with assets under $1.3 billion in the U.S. alone. Small companies are often volatile, with the potential for rapid growth and equally rapid decline. Many small companies are young and have yet to prove their ability to sustain growth. They are generally more vulnerable to business setbacks because of small product lines, niche markets and limited financial resources. In a declining market, these stocks may be harder to sell, which may further depress their prices.

Why invest in small-capitalization value stocks?

   - Small-capitalization stocks offer the potential for superior long-term performance.

   - Small-capitalization value stocks have historically tended to outperform small-cap growth stocks over the long term.

   - Current market valuations appear to favor small-capitalization stocks.

   - The absence of investment analysts in the smaller market capitalization stocks magnifies market inefficiencies. This makes the fund's performance more dependent on the manager's proprietary research.

Value Investing

An approach to investing that seeks to identify, through in-depth research and analysis, companies that are undervalued in the market place -- companies whose market value is less than their economic value. Such companies are often out of favor or not closely followed by investors, but offer the potential for substantial appreciation over time.


PAST PERFORMANCE
--------------------------------------------------------------------------------

No past performance data is available yet for this new fund.


FEES AND EXPENSES
--------------------------------------------------------------------------------
The table below describes the fees and expenses you could expect as an investor in this fund. Shareholder Fees are one-time expenses charged directly to you. Annual Fund Operating Expenses come out of fund assets, and are reflected in the fund's total return.

Fee Table

                                                              Class A    Class B
--------------------------------------------------------------------------------
SHAREHOLDER FEES

   fees paid directly from your investment
Maximum front-end sales charge (load)                          5.00%       None
   % of offering price
Maximum contingent deferred sales charge                       None        5.00%
   % of offering price or the amount you receive when you sell shares, whichever is less

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
   expenses are deducted from fund assets



Management fees                                                 1.00%      1.00%
Distribution 12b-1 fees(1)                                      0.25%      1.00%
Other expenses(2)(3)                                            0.70%      0.70%

--------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES(2)                         1.95%      2.70%

(1) Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

(2) These are the gross fees and expenses that the fund would have incurred if the adviser had not waived any fees and/or reimbursed certain expenses. The adviser currently intends to continue to waive and or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 day's notice. With the cap, actual expenses are projected to be:


Management fees                                                 1.00%      1.00%
Distribution (12b-1) fees                                       0.25%      1.00%

Other expenses                                                  0.35%      0.35%
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses                              1.60%      2.35%


(3) Based on estimated amounts for the current fiscal year.



EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

   - $10,000 original investment
   - 5% annual return
   - No changes in operating expenses
   - Reinvestment of all dividends and distributions

                                      1 year     3 year
------------------------------------------------------------------------
Class A                                 $688     $1,082
Class B with redemption                 $673     $1,138
Class B without redemption              $273     $838


Because actual return and expenses may be different, this example is for comparison purposes only.

UNDERSTANDING SHAREHOLDER FEES

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE


A fee imposed when shares are redeemed during the first few years of ownership. Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES

Fee paid to the adviser for the supervision of the fund's investment program.

RULE 12b-1 FEES

Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, administration, custodian, professional and registration fees.

                                                        BURNHAM
                                                   MONEY MARKET FUND

TICKER SYMBOL              BURXX

SUBADVISER

Reich & Tang Asset Management, LLC, a Delaware limited liability company whose origins date back to 1974. Reich & Tang was one of the pioneers in the money market industry. They continue to advise large institutions focusing on liquidity, yield and capital preservation in its management practices.

Portfolio Manager
Molly Flewharty has had the primary day-to-day responsibility for the fund's portfolio since inception. Ms. Flewharty is Senior Vice-President of Reich & Tang Asset Management, LLC.

IS THIS FUND FOR YOU?

Burnham Money Market Fund is best suited for investors who:

 - Seek to preserve capital

 - Are seeking a temporary holding place for investments

 - Are investing for the short-term

 - Are seeking the highest possible income available from short-term securities

This fund's goal is non-fundamental and may be changed without shareholder approval.

THE FUND'S GOAL IS MAXIMUM CURRENT INCOME THAT IS CONSISTENT WITH MAINTAINING LIQUIDITY AND PRESERVING CAPITAL.

MAIN STRATEGIES
--------------------------------------------------------------------------------

The fund is managed to maintain a stable $1.00 share price. The fund invests only in dollar-denominated money market securities of the highest short-term credit quality. Each security must have a remaining maturity of 13 months or less. The fund's average weighted maturity will not exceed 90 days. Its yield will go up and down with changes in short-term interest rates.

HOW THE FUND SELECTS SECURITIES

In managing the portfolio, the subadviser looks for securities that appear to offer the best relative value based on analysis of:

                - Credit quality                   - Yield

                - Interest rate sensitivity        - Price

An investment committee meets weekly to determine the fund's portfolio strategy based on interest rates, credit quality and performance. The primary function of the committee is to develop an approved list of securities that satisfy the funds' credit criteria, guidelines and objectives. From time to time, the fund may emphasize, or overweight, its investments in particular types of issuers or maturities to increase current yields.

The fund may invest in certain foreign securities: dollar-denominated money market securities of foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks.

         DEFINITION OF A MONEY MARKET FUND

         A money market fund is a pool of assets investing in U.S. dollar-denominated short-term debt obligations. Because of the high degree of safety they provide, money market funds typically offer the lowest return of any type of mutual fund.

MAIN RISKS
--------------------------------------------------------------------------------

The main risk of this fund is the level of short-term interest rates. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the fund tries to maintain.


Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

      - An issuer could be downgraded in credit quality or go into default.

      - Foreign securities present additional risks compared with domestic investments. These may include:


              - Inadequate financial information

              - Political and economic upheavals

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


MONEY MARKET FUND YIELD

The fund's current yield reflects the relationship between the fund's current level of annual income and its price on a particular day.


TYPES OF MONEY MARKET SECURITIES

U.S. TREASURY BILLS
Debt obligations sold by the U.S. Treasury that mature in one year or less and are backed by the U.S. government.

AGENCY NOTES
Debt obligations of U.S. government agencies.

CERTIFICATES OF DEPOSIT
Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

REPURCHASE AGREEMENTS
Contracts, usually involving U.S. government securities, whereby one party sells and agrees to buy back securities at a fixed price on a designated date.

BANKERS' ACCEPTANCES
Bank-issued commitments to pay for merchandise sold in the import/export market.

COMMERCIAL PAPER
Unsecured short-term obligations that companies typically issue to finance current operations and expenses.

MEDIUM-TERM NOTES
Unsecured corporate debt obligations that are continuously offered in a range of maturities and structures.

FLOATING RATE NOTE
A debt instrument with a variable interest rate that is typically tied to a money market index. Floating rate notes usually have a maturity of less than five years.

VARIABLE RATE DEMAND NOTES
Notes from commercial banks that are payable on demand. Interest is tied to a money market rate, usually the bank Prime Rate. The rate on the note is adjusted for changes in the base rate.

TAXABLE MUNICIPAL NOTES
Taxable debt obligation of a state or local government entity.


PAST PERFORMANCE
--------------------------------------------------------------------------------

The chart and table below describe the fund's performance history. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for each full calendar year since inception. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied.

RETURN FOR BURNHAM MONEY MARKET FUND

                              [PERFORMANCE GRAPH OMITTED]


2000     2001       2002
5.66%    3.36%      1.00%


BEST QUARTER:         1.45% IN 3RD QUARTER OF 2000
WORST QUARTER:        0.17% IN 3RD QUARTER OF 2002


If you would like to know the current 7-day yield for the fund, call Burnham Shareholder Services at 1-800-462-2392.

AVERAGE ANNUAL RETURNS

The table presents the fund's average annual returns over 1 year and since inception. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the annual fund operating expenses.




For the following periods ending 12/31/2002     1 year     Since Inception
                                                             (May 3, 1999)

BURNHAM MONEY MARKET FUND                        1.00%           3.53%



FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below describes the fees and expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL FUND OPERATING EXPENSES come out of fund assets, and are reflected in the fund's total return.

FEE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER FEES                                          NONE
        fees paid directly from your investment

ANNUAL FUND OPERATING EXPENSES
        expenses that are deducted from fund assets


Management fees                                           0.45%
Distribution (12b-1) fees                                 NONE
Other expenses (1)                                        0.70%

--------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES(1)                   1.15%

(1) These are the gross fees and expenses that the fund would have incurred for the fiscal year ended December 31, 2002, if the adviser had not waived any fees and/or reimbursed certain expenses. The adviser currently intends to continue to waive and/or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 day's notice. With the cap, actual expenses were:

Management fees                                 0.45%
Distribution (12b-1) fees                       NONE
Other expenses                                  0.52%
---------------------------------------------------------------
Net Annual Fund Operating Expenses              0.97%


EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

      - $10,000 original investment

      - 5% annual return

      - No changes in operating expenses

      - Reinvestment of all dividends and distributions

       1 year            3 years            5 years            10 years
       ----------------------------------------------------------------

       $  117              $ 365              $ 633             $ 1,398


The figures in the example would be the same whether you sold your shares at the end of the period or kept them. Because actual return and expenses may be different, this example is for comparison purposes only.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES
Fee paid to the adviser for the supervision of the fund's investment program.

OTHER EXPENSES
Fees paid by the fund for miscellaneous items such as transfer agency, administration, custodian, professional and registration fees.

                                     Burnham
                         U.S. Treasury Money Market Fund

TICKER SYMBOL              BUTXX

Subadviser

Reich & Tang Asset Management, LLC, a Delaware limited liability company whose origins date back to 1974. Reich & Tang was one of the pioneers in the money market industry. They continue to advise large institutions focusing on liquidity, yield and capital preservation in its management practices. acts as investment manager, administrator and sub-adviser to other investment companies with assets in excess of $15 billion.

Portfolio Manager

Molly Flewharty has had the primary day-to-day responsibility for the fund's portfolio since inception. Ms. Flewharty is Senior Vice-President of Reich & Tang Asset Management, LLC.

Is this fund for you?

Burnham U.S. Treasury Money Market Fund is best suited for investors who:

    - Seek maximum preservation of capital, liquidity and the highest possible current income

    - Are seeking stability and accessibility for investment

    - Are investing for the short term

    - Are seeking the highest possible credit risk protection on investments

This fund's goal is non-fundamental and may be changed without shareholder approval.

THE FUND'S GOAL IS MAXIMUM CURRENT INCOME THAT IS CONSISTENT WITH MAINTAINING LIQUIDITY AND PRESERVING CAPITAL.

MAIN STRATEGIES
--------------------------------------------------------------------------------

The fund is managed to maintain a stable $1.00 per share price. The fund invests at least 80% of its assets in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. government. The fund's remaining securities will be invested in debt obligations of U.S. government agencies backed by the full faith and credit of the U.S. government. Each security will have a remaining maturity of 13 months or less. The fund's average weighted maturity will not exceed 90 days. Its yield will go up and down with changes in short-term interest rates.


How the fund selects securities

In managing the portfolio, the subadviser looks for securities that appear to offer the best relative value based on analysis of their:

   - Interest rate sensitivity

   - Yield

   - Price

An investment committee meets weekly to determine the fund's portfolio strategy based on interest rates, availability of cash, and performance. The primary function of the committee is to develop an approved list of securities that satisfy the fund's guidelines and objectives. From time to time, the fund may emphasize, or overweight, its investments in particular types of issuers or maturities to increase current yields.

The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market funds. The fund may make loans only to broker-dealers who are members of the New York Stock Exchange (NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the fund can terminate the loan at any time.


                    DEFINITION OF A MONEY MARKET FUND

                    A money market fund is a pool of assets investing in U.S. dollar-denominated short-term debt obligations. Because of the high degree of safety they provide, money market funds typically offer the lowest return of any type of mutual fund.


MAIN RISKS
--------------------------------------------------------------------------------

The main risk of the fund is the level of short-term interest rates. There is little risk of principal loss because the fund is managed to maintain a stable $1.00 share price. However, the fund may be unable to avoid principal losses if interest rates rise sharply in an unusually short period of time. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the fund tries to maintain.

The fund should have minimal or no credit risk because it invests in securities backed by the U.S. government, the most creditworthy issuer of fixed income securities.

In addition, the fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This may be an advantage when interest rates are rising but not when they are falling.


If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.


The Fund's investments in repurchase agreements are subject to the risk that the seller defaults on its obligation to repurchase the securities under the repurchase agreement. The Fund may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or decline in price of the securities.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share it is possible to lose money by investing in the fund.

MONEY MARKET FUND YIELD

     The fund's current yield reflects the relationship between the fund's current level of annual income and its price on a particular day.

Types of Money Market Securities

U.S. TREASURY SECURITIES

Debt obligations, including bills, notes, bonds and other debt securities sold by the U.S. Treasury that mature in one year or less and are backed by the U.S. government.

U.S. GOVERNMENT AGENCY AND OTHER OBLIGATIONS

Debt obligations of U.S. government agencies. The fund will invest only in agency securities backed by the full faith and credit of the U.S. government.

REPURCHASE AGREEMENTS

Contracts, usually involving U.S. government securities, under which one party sells and agrees to buy back securities at a fixed price on a designated date.

PAST PERFORMANCE
--------------------------------------------------------------------------------
The chart and table below describe the fund's performance history. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for each full calendar year since inception. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied.

RETURN FOR BURNHAM U.S. TREASURY MONEY MARKET FUND

                              [PERFORMANCE GRAPH OMITTED]


2000     2001      2002
5.57%    3.28%     1.00%


BEST QUARTER:        1.42% IN 3RD QUARTER OF 2000
WORST QUARTER:       0.17% IN 3RD QUARTER OF 2002


If you would like to know the current 7-day yield for the fund, call Burnham Shareholder Services at 1-800-462-2392.

AVERAGE ANNUAL RETURNS

The table presents the fund's average annual returns over 1 year and since inception. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the annual fund operating expenses.



For the following periods ending 12/31/2002      1 year     Since Inception
                                                           (October 13, 1999)

BURNHAM U.S. TREASURY MONEY MARKET FUND          1.00%            3.44%



FEES AND EXPENSES
The table below describes the fees and expenses you could expect as an investor in the fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL FUND OPERATING EXPENSES come out of fund assets and are reflected in the fund's total return.

FEE TABLE

SHAREHOLDER FEES                                                      NONE
   fees paid directly from your investment

ANNUAL FUND OPERATING EXPENSES
   expenses that are deducted from fund assets



Management fees                                                       0.40%
Distribution (12b-1) fees                                             NONE
Other expenses                                                        0.49%

                                                                      -----

TOTAL ANNUAL FUND OPERATING EXPENSES                                  0.89%

                                                                      =====


EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

   - $10,000 original investment
   - 5% annual return
   - No changes in operating expenses

   - Reinvestment of all dividends and distributions


            1 year         3 years         5 years        10 years
         ------------------------------------------------------------

            $  91          $ 284          $ 493           $ 1,096



The figures in the example would be the same whether you sold your shares at the end of the period or kept them. Because actual return and expenses may be different, this example is for comparison purposes only.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES

Fee paid to the adviser for the supervision of the fund's investment program.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, professional and registration fees.

THE INVESTMENT ADVISER

The funds' investment adviser is Burnham Asset Management Corporation, 1325 Avenue of the Americas, New York, NY 10019.

The Adviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions. In return for these services, the Adviser receives a fee from each fund as described in the table below.


FEE AS A % OF AVERAGE DAILY NAV

BURNHAM FUND                                                            0.60%
--------------------------------------------------------------------------------
BURNHAM FINANCIAL SERVICES FUND                                         0.75%
--------------------------------------------------------------------------------
BURNHAM SMALL CAP VALUE FUND                                            1.00%
--------------------------------------------------------------------------------
BURNHAM MONEY MARKET FUND                                               0.45%
--------------------------------------------------------------------------------
BURNHAM U.S. TREASURY MONEY MARKET FUND                                 0.40%



Total annual fund operating expenses of these funds are capped (see table below), which may reduce the Adviser's fee. Although the Adviser currently intends to continue to cap expenses through fee waivers and/or expense reimbursements, this voluntary action by the Adviser may be discontinued on 30 days notice. Any waiver or reimbursement by the Adviser is subject to repayment by the funds within the following three years if the funds are able to make the repayment without exceeding their current expense limits. The caps do not apply to transaction costs, taxes, interest charges or extraordinary or litigation expenses.

OPERATING EXPENSE CAP AS A % OF AVERAGE DAILY NAV

                                              CLASS A SHARES      CLASS B SHARES

BURNHAM FUND                                           1.39%               2.14%
--------------------------------------------------------------------------------
BURNHAM FINANCIAL SERVICES FUND                        1.60%               2.35%
--------------------------------------------------------------------------------
BURNHAM SMALL CAP VALUE FUND                           1.60%               2.35%
--------------------------------------------------------------------------------
BURNHAM MONEY MARKET FUND                              0.97%                 n/a
--------------------------------------------------------------------------------
BURNHAM U.S. TREASURY MONEY MARKET FUND                  n/a                 n/a

YOUR ACCOUNT

As an investor, you have flexibility in choosing a share class, setting up your account, making exchanges between funds and withdrawing money from your account. In this section, you will find detailed information about the various options available to you. It is important to read the entire section so that you will understand all of the factors--including tax liability, sales charges, and transaction volume--that should influence your investment decisions.


CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

WHY TWO SHARE CLASSES?

By offering two share classes, a fund allows you to choose the method of purchasing shares that is the most beneficial given the amount of your purchase, length of time you expect to hold your shares and other relevant circumstances.

Shares of Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund are offered in one class only, with no sales charge. Burnham Fund and Burnham Financial Services Fund offer shares in two classes. Shares of Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund are not subject to any 12b-1 distribution or service fees.

CLASS A SALES CHARGES


Front-end sales charge decreases with the amount you invest and is included in the offering price [see schedule]

Rule 12b-1 fee of 0.25% annually of average net asset value


CLASS A SALES CHARGES

AMOUNT INVESTED                    SALES CHARGE
                                 % OFFERING PRICE                % NAV

less than $50,000                     5.00%                       5.26%
$50,000-$99,999                       4.50%                       4.71%
$100,000-$249,999                     4.00%                       4.17%
$250,000-$499,999                     3.00%                       3.09%
$500,000-$999,999                     2.00%                       2.04%
$1,000,000 and above                   --*                         --*


*PURCHASES OF $1 MILLION OR MORE (CLASS A SHARES) The following CDSC will be imposed on investments over $1 million if shares are sold within two years of purchase. The charge is calculated from the NAV at the time of purchase or sale, whichever is lower.

PURCHASE-TO-SALE PERIOD CDSC

Less than 1 year        1.00%
1-2 years               0.50%


CLASS B DEFERRED SALES CHARGE


Contingent deferred sales charge (CDSC) decreases with the amount of time you hold your shares [see schedule]

Rule 12b-1 fee of 0.75% and service fee of 0.25% annually of average net asset value

Maximum purchase $250,000

PURCHASE-TO-SALE PERIOD               CDSC
less than 1 year                      5.00%
1-2 years                             4.00%
2-4 years                             3.00%
4-5 years                             2.00%
5-6 years                             1.00%
6 years and longer                     --


Shares not subject to CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

  - Represent increases in the NAV above the net cost of the original investment

  - Were acquired through reinvestment of dividends or distributions

After 8 years, Class B shares automatically convert to Class A.

CALCULATION OF NET ASSET VALUE
Each fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as defined in the Statement of Additional Information. If the New York Stock Exchange closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time. Purchase and redemption orders received before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's closing.


SALES CHARGE WAIVERS

Under certain conditions, the following investors can buy Class A shares without a sales charge:

 - Shareholders of the Burnham Fund who purchased shares directly from the fund before August 27, 1998
 - Officers, directors, trustees, employees of the adviser, the fund's distributor and any of their affiliated companies, and immediate family members of any of these people
 - Employee benefit plans having more than 25 eligible employees or a minimum of $250,000
 - Employees of dealers that are members of the National Association of Securities Dealers, Inc. (NASD), members of their immediate families, and their employee benefit plans
 - Certain trust companies, bank trust departments and investment advisers that invest on behalf of their clients and charge account management fees
 - Participants in no-transaction fee programs of discount brokerages that maintain an omnibus account with the funds
 - Individuals investing distributions from tax-deferred savings and retirement plans
 - Individuals purchasing shares with redemption proceeds (made within the previous 180 days) of another mutual fund where a sales charge has previously been assessed. Proof of the date redemption will be required.

 - All retirement plan transfer of assets (TOA).


CDSC charges will be waived on redemptions of Class B shares in connection with:

 - Distributions from certain employee tax-qualified benefit plans
 - Any shareholder's death or disability
 - Withdrawals under an automatic withdrawal plan, provided the annual withdrawal is less than 10% of your account's original value.

   CLASS B MAY NOT BE SUITABLE FOR INVESTORS THAT ANTICIPATE WITHDRAWING MORE THAN 10% OF THE ACCOUNT'S ORIGINAL VALUE PER ANNUM.


WAYS TO REDUCE SALES CHARGES
Investors can reduce or eliminate sales charges on Class A shares under certain conditions.

COMBINED PURCHASE
Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate. Shares held in the Trust's money market funds should also be taken into consideration when calculating your combined total.


RIGHT OF ACCUMULATION

If you already hold Class A shares of a fund, the sales charge rate on additional purchases can be based on your total Class A shares in the fund. Shares held in the Trust's money market funds should also be taken into consideration when calculating your combined total.


LETTER OF INTENT
This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

COMBINATION PRIVILEGE
You can use the combined total of Class A shares of multiple Burnham funds for the purpose of calculating the sales charge. Shares held in the Trust's money market funds should also be taken into consideration when calculating your combined total.


PLEASE NOTE:
You must advise your dealer, the transfer agent or the fund if you qualify for a reduction and/or waiver in sales charges.


DETERMINATION OF SHARE PRICE
The share price of a fund is the total value of its assets less its liabilities, divided by the total number of outstanding fund shares. Each fund's securities are valued on the basis of either market quotations or fair value pricing, which may include the use of pricing services. Because foreign markets and U.S. markets are open at different times, the value of a fund's securities may change on days when you can't buy or sell fund shares. On some occasions, the fund may use fair-value prices for foreign securities, which may be different from the values used by other funds.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

MINIMUM PURCHASE AMOUNT
                                       INITIAL PURCHASE     SUBSEQUENT PURCHASES

Individual retirement accounts         $50                  $50
Automatic investment program           $50                  $50
All other funds and programs           $1,000               $250

These amounts may be waived or changed at the funds' discretion.

METHOD                         PROCEDURE
--------------------------------------------------------------------------------
MAIL      Open an account      Complete and sign the application form. Send a
                               check drawn on a U.S. bank for at least the minimum amount required, make the check payable to "Burnham Investors Trust." Send the check and application form to the address below.


          Open an IRA          Shares of the funds are available for
                               purchase through Individual Retirement Accounts
                               (IRAs) and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from the distributor by calling 1-800-874-3863 or your investment professional.


          Subsequent purchase  Send in a check for the appropriate
                               minimum amount (or more) with your account name and number. For your convenience, you may use the deposit slip attached to your quarterly account statements.

FEDERAL   Subsequent purchase  This option is available to existing open
FUNDS WIRE                     accounts only. New accounts must complete an
                               application form and forward payment to the address listed below.


          Wire address               BOSTON SAFE DEPOSIT & TRUST
                                     ABA# 011001234
                                     PFPC - FBO: BURNHAM INVESTORS TRUST FUNDS
                                     DDA# 24-5313
                                     ACCOUNT #
                                     OR TRADE CONFIRM #

--------------------------------------------------------------------------------
AUTOMATIC                      You can make automatic monthly, quarterly or
INVESTMENT                     annual purchases (on the 5th or 15th day of each
PROGRAM                        month) of $50 or more. To activate the automatic
                               investment plan, complete an account application notifying the funds. Your investment may come from your bank account or from your balance in the Burnham Money Market Fund or Burnham U.S.
                               Treasury Money Market Fund. You may change the purchase amount or terminate the plan at any time by writing to the funds.

--------------------------------------------------------------------------------
ELECTRONIC                     To purchase shares via electronic funds transfer,
FUNDS TRANSFER                 check this option on your account application
                               form. Your bank must be a member of the ACH
                               system.
--------------------------------------------------------------------------------
DEALER                         Contact your dealer to set up a new account,
                               purchase fund shares, and make subsequent investments. Purchase orders that are received by your dealer and are forwarded by the dealer to the transfer agent before 4:00 p.m. eastern time on any business day will receive that day's NAV.
                               Your dealer is responsible for properly
                               forwarding completed orders to the fund transfer agent.

SEND REGULAR MAIL TO:          SEND OVERNIGHT MAIL TO:         CALL SHAREHOLDER
                                                                SERVICE AGENT:

BURNHAM INVESTORS TRUST        BURNHAM INVESTORS TRUST         PFPC Inc.
C/O PFPC INC.                  C/O PFPC INC.                   TOLL-FREE AT
P.O. BOX 9781                  760 MOORE RD                    1-800-462-2392
PROVIDENCE, RI 02940-9781      KING OF PRUSSIA, PA 19406-1212


HOW TO EXCHANGE AND REDEEM SHARES
--------------------------------------------------------------------------------
METHOD                   PROCEDURE
--------------------------------------------------------------------------------

BY MAIL Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to "Burnham Investors Trust" to the address below. Please be sure to specify:

                            - the fund
                            - account number
                            - the dollar value or number of shares you wish to
                              sell

                            Include all necessary signatures and any additional documents as well as a medallion signature guarantee if required. (See page __ "What is a Medallion Signature Guarantee")

--------------------------------------------------------------------------------

BY TELEPHONE                As long as the transaction does not require a
                            written or medallion signature guarantee, you or your financial professional can sell shares by calling Burnham Investors Trust at 1-800-462-2392.
                            Press 1 and follow the automated menu to speak to a customer service representative. A check will be mailed to you on the following business day. The funds have procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call.
                            As long as the fund and its representatives take reasonable measures to verify the authenticity of the call, you will be held responsible for any losses cause by unauthorized telephone orders.

--------------------------------------------------------------------------------
AUTHORIZED BROKER/DEALER    If you invest through an authorized broker/dealer OR
INVESTMENT PROFESSIONAL     or investment professional, they can sell or
                            exchange shares for you. You may be charged a fee
                            for this.
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL       If you have a share balance of at least $5,000, you
PLANS                       may elect to have monthly, quarterly or annual
                            payments of a specified amount ($50 minimum) sent to you or someone you designate. The funds do not charge for this service. See "Systematic Withdraw
                            Plan" information on page 25.

--------------------------------------------------------------------------------
BY FEDERAL FUNDS WIRE       Confirm with Burnham Investors Trust that a wire
                            redemption privilege, including your bank
                            designation, is in place on your account. Once this
                            is established, you may request to sell shares of
                            Burnham Investors Trust. Proceeds will be wired to
                            your pre-designated bank account. See "Federal Funds
                            Wire" information on page 24.
--------------------------------------------------------------------------------
BY EXCHANGE                 Read the prospectus before making an exchange. Call
                            Burnham Investors Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative to place your exchange.


SEND REGULAR MAIL TO:           SEND OVERNIGHT MAIL TO:         CALL SHAREHOLDER
                                                                SERVICE AGENT:


BURNHAM INVESTORS TRUST         BURNHAM INVESTORS TRUST         PFPC Inc.
C/O PFPC INC.                   C/O PFPC INC.                   TOLL-FREE AT
P.O. BOX 9781                   760 MOORE RD                    1-800-462-2392
PROVIDENCE, RI 02940-9781       KING OF PRUSSIA, PA 19406-1212


TRANSACTION POLICIES
-----------------------------------------------------------------------------

PAYING FOR SHARES

All purchases must be made in U.S. dollars and checks must be drawn on U.S. Banks. Please note that cash, credit cards, travelers checks, credit card checks or money orders will not be accepted. For Fund purchases by check, if your check does not clear for any reason, your purchase will be canceled. If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

FEDERAL FUNDS WIRES

A federal funds wire transaction must total at least $5,000. Your bank may also charge a fee to send or receive wires.


SHARE CERTIFICATES

The funds no longer offer or issue share certificates. Certificates were previously available to Burnham Fund Class A and B shareholders only. If you hold a certificate that was previously issued and you wish to transfer or redeem these shares, you must send them to the funds' transfer agent. If you lose a certificate, you will be charged a fee to replace it.

TELEPHONE TRANSACTIONS

The funds have procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the fund and its representatives take reasonable measures to verify the authenticity of calls, you will be held responsible for any losses caused by unauthorized telephone orders.

CHECK WRITING FOR BURNHAM MONEY MARKET FUND AND
BURNHAM U.S. TREASURY MONEY MARKET FUND

You must have a Burnham Money Market Fund or a Burnham U.S. Treasury Money Market Fund account before adding this service. Call 1-800-462-2392 to request a Shareholder Services application to add the check writing feature.

Individual checks must be for $250 or more. You may not close a Burnham Money Market Fund or Burnham U.S. Treasury Money Market Fund account by writing a check.

THIRD PARTY CHECKS

Third party checks that are payable to an existing shareholder of Burnham Investors Trust, who is a natural person (not a corporation or partnership), and endorsed over to Burnham Investors Trust or PFPC Inc. will not be accepted.


REGULAR INVESTING AND DOLLAR-COST AVERAGING

Dollar-cost averaging is the practice of making regular investments over time. When share prices are high, your investment buys fewer shares. When the share price is low, your investment buys more shares. This generally lowers the average price per share that you pay over time.

Dollar-cost averaging cannot guarantee you a profit or prevent losses in a declining market.

OTHER POLICIES

Under certain circumstances, the funds reserve the right to:

  - Suspend the offering of shares

  - Reject any exchange or investment order

  - Change, suspend or revoke exchange privileges

  - Suspend the telephone order privilege without advance notice to shareholders

  - Satisfy an order to sell fund shares with securities rather than cash, for certain large orders

  - Suspend or postpone your right to sell fund shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by SEC

  - Change their investment minimums or other requirements for buying or selling, or waive minimums and requirements for certain investors

  - Pay redemption proceeds consisting of portfolio securities or non-cash assets for redemptions of greater than $500,000



REDEEMING SHARES
You may redeem your shares in the funds at any time. The proceeds are generally sent out within three business days after your order is executed. Sale proceeds may be delayed beyond the normal three business days:

 - In unusual circumstances where the law allows additional time if needed

 - If a check you wrote to buy shares hasn't cleared by the time you sell the shares

If you think you will need to redeem shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.

EXCHANGE PRIVILEGE
Exchanges of shares have the same tax consequences as redemptions. The funds' general policy is that sales charges on investments entering the fund complex should be applied only once. Therefore, you may exchange shares freely between funds within the same share class. Each fund reserves the right to modify this policy in the future. Exchanges must meet the minimum initial investment requirements of the fund.

THE FUNDS MAY CANCEL THE EXCHANGE PRIVILEGE OF ANY PERSON THAT, IN THE OPINION OF THE FUNDS, IS USING MARKET TIMING STRATEGIES OR MAKING MORE THAN FOUR EXCHANGES PER OWNER OR CONTROLLING PERSON PER CALENDAR YEAR.


EXCESSIVE TRADING POLICY
Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase fund expenses for all fund shareholders. The funds are not intended for market timing or excessive trading. To deter such activities, the funds or their agents may temporarily or permanently suspend or terminate exchange privileges of any investor who makes more than four exchanges out of a fund in a calendar year and bar future purchases into the fund by such an investor. In addition, the funds or their agents may also reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchases orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the funds.

Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the funds believe are market timers may be revoked or cancelled by a fund on the next business day after receipt of the order.

Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money market fund and a non-money market fund are not exempt); and 2) systematic purchases and redemptions.


ACCOUNT BALANCE BELOW MINIMUM AMOUNTS

The funds reserve the right to close your account if your balance falls below the minimum initial investment amount of $1,000. Your fund will notify you and allow you 60 days to bring the account balance back up to the minimum level. This does not apply to reduced balances caused by market losses or accounts that are not subject to a minimum investment requirement. A fee of $20 will be automatically deducted from non-retirement accounts falling below minimum amounts. The valuation of accounts and deduction will take place during the last 5 business days of September.



REINSTATEMENT PRIVILEGE
You may reinvest your proceeds from a redemption in shares of the same class. The proceeds will be credited at NAV up to 90 days after the redemption of shares.

SYSTEMATIC WITHDRAWAL PLAN
A systematic withdrawal plan (SWP) is available for shareholders who maintain a share balance of at least $5,000 in fund shares and who want to receive a specific amount of cash in amounts not less than $50 either monthly, quarterly, or annually. You may subscribe to this service by contacting your account executive, or by contacting the distributor at (800) 874-FUND for a Shareholder Services application form.

The funds' transfer agent will redeem a sufficient number of your shares, held in book-entry form, at the net asset value (for Class A shares) or less the appropriate CDSC (for Class B shares) at the close of business of the NYSE on or about the 20th day of each payment month. A check will mailed to you no later than three business days following the date the shares are redeemed.

HOUSEHOLD DELIVERY OF FUND DOCUMENTS
With your consent, Burnham may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the funds. If you want to revoke your consent to this practice, you may do so by notifying Burnham, by phone or in writing. See "How to contact us." Burnham will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

WHAT IS A MEDALLION SIGNATURE GUARANTEE?

A medallion signature guarantee verifies that your signature is authentic. Most banks and financial institutions can provide you with a medallion signature guarantee providing that the financial institution participates in the Medallion Program. Some charge a fee, but it is usually waived if you are a customer of the financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

A notary public cannot provide a medallion signature guarantee.

You will need a medallion signature guarantee on a written request to sell shares in certain cases, including:


 - When selling more than $50,000 worth of shares


 - When you want your check to be payable to someone other than the owner of record, or sent somewhere other than the address of record

 - When you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

 - When you would like a check mailed to an address that has been changed within 30 days of your redemption request.

TAX CONSIDERATIONS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Each fund pays dividends and distributions, as described in the table below.

Unless you notify the fund otherwise, your income and capital gains distributions from a fund will be reinvested in that fund. However, if you prefer you may:

    - Receive all distributions in cash

    - Reinvest capital gains distributions, but receive your income distributions in cash

You may indicate your distribution choice on your application form upon purchase. You will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.


TYPE OF DISTRIBUTION               DECLARED & PAID           FEDERAL TAX STATUS

DIVIDENDS FROM
NET INVESTMENT INCOME                                        ordinary income


    Burnham Fund                        quarterly
    Burnham Financial Services Fund     annually
    Burnham Small Cap Value Fund        annually
    Burnham Money Market Fund           declared daily
                                        paid monthly
    Burnham U.S. Treasury Fund          declared daily
      Money Market                      paid monthly

--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAINS
        (all funds)                annually                  ordinary income
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAINS
        (all funds)                annually                  long term capital
                                                             gain
--------------------------------------------------------------------------------

Each fund may also pay dividends and distributions at other times if necessary for a fund to avoid U.S. federal income or excise tax. Distributions from Burnham Fund and Burnham Financial Services Fund are expected to be primarily capital gains. Distributions from Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund will be primarily ordinary income.

The funds issue Form 1099 tax information statements recording all distributions and redemptions for the preceding year. These forms are mailed to shareholders and to the Internal Revenue Service each year by January 31. Any shareholder who does not supply a valid taxpayer identification number to the funds may be subject to federal backup withholding.

It is a taxable event whenever you redeem or exchange shares. Generally, you will recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange.


You should consult your tax adviser about your own particular tax situation.

Distributions are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they were paid the previous year.

BUYING SHARES BEFORE A DISTRIBUTION

The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund makes a distribution. At that time, the amount of the distribution is deducted from the share price and is either reinvested in additional shares or paid to shareholders in cash.

If you buy fund shares just before a distribution, you will get some of your investment back in the form of a taxable distribution. You can avoid this by waiting to invest until after the fund makes its distribution.


Investments in tax-deferred accounts are not affected by the timing of distribution payments because there are no tax consequences to these accounts.

BACKUP WITHHOLDING

When you fill out your application form, be sure to provide your Social Security number or taxpayer ID number. Otherwise, the IRS will require each fund to withhold 30% of all money you receive from the fund. In certain circumstances, the IRS may also require a fund to withhold 30% of such payments even when an appropriate number has been provided by a shareholder. Please note this withholding rate is reduced to 29% in years 2004 and 2005.


RETIREMENT PLANS

The funds offer a number of tax-deferred plans for retirement savings:

TRADITIONAL IRAS allow money to grow tax-deferred until you take it out at retirement. Contributions may be deductible for some investors.

ROTH IRAS also offer tax-free growth. Contributions are taxable, but withdrawals in retirement are tax-free for investors who meet certain requirements.

SEP-IRA and other types of plans are also available. Consult your tax professional to determine which type of plan may be beneficial to you.


COVERDELL EDUCATION SAVINGS ACCOUNTS (EDUCATION IRAS). Contributions are taxable, but withdrawals for eligible education expenses are tax-free for investors who meet certain requirements.

FINANCIAL HIGHLIGHTS

THESE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND EACH FUND'S FINANCIAL PERFORMANCE OVER THE PAST 5 YEARS OR FOR THE LIFE OF THE FUND REPORTING PERIOD. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE SHARE. THE TOTAL RETURNS IN EACH TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THAT FUND, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, WHOSE REPORT, ALONG WITH THE FUNDS' FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST.

BURNHAM FUND FINANCIAL HIGHLIGHTS

FOR THE YEAR ENDED DECEMBER 31,             2002    2001     2000    1999    1998        2002     2001    2000    1999     1998
-------------------------------------------------------------------------------------------------------------------------------
                                            CLASS A SHARES                               CLASS B SHARES
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   Beginning of year ($)                   30.65    38.70    41.71    34.31    30.04     31.19     39.36    42.66   35.21    30.75
                                         ------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income / (loss)              0.21     0.22     0.05     0.06     0.25      0.01     (0.03)   (0.23)  (0.17)    0.03
Net gain(loss) on securities
  and purchased options (both realized
  and unrealized)                          (7.25)   (5.67)    0.88    10.52     5.97     (7.35)    (5.75)    0.84   10.70     6.12
                                         ------------------------------------------------------------------------------------------
Total from investment operations           (7.04)   (5.45)    0.93    10.58     6.22     (7.34)    (5.78)    0.61   10.53     6.15

LESS DISTRIBUTIONS
Dividends
  (from net investment income)             (0.18)   (0.21)   (0.03)   (0.10)   (0.32)       --        --       --     --     (0.06)
Distributions from net capital gains
  (from securities and
  options transactions)                    (0.58)   (2.39)   (3.91)   (3.08)   (1.63)    (0.58)    (2.39)   (3.91)  (3.08)  (1.63)
                                         ------------------------------------------------------------------------------------------
Total distributions                        (0.76)   (2.60)   (3.94)   (3.18)   (1.95)    (0.58)    (2.39)   (3.91)  (3.08)  (1.69)
                                         ------------------------------------------------------------------------------------------
Net asset value,
  end of year ($)                          22.85    30.65    38.70    41.71    34.31     23.27     31.19    39.36   42.66    35.21
                                         ------------------------------------------------------------------------------------------
Total return (%)+                         (23.14)  (14.26)    2.07    32.71    22.08    (23.69)   (14.88)    1.26   31.60    21.16

RATIO/SUPPLEMENTAL DATA
Net assets (in $ 000's),
end of year                              114,199  158,459  194,565  193,092  156,736     4,929     7,605     7,158   5,101    2,408
                                         ------------------------------------------------------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)                              1.39     1.37     1.34     1.34     1.30      2.13      2.12      2.09    2.09     2.08

Ratio of total expenses before
reimbursement to average
net assets (%)                              1.39     1.23     1.39     1.44     1.32      2.13      1.98      2.14    2.20     2.18
                                         ------------------------------------------------------------------------------------------
Ratio of net income to average              0.78     0.64     0.12     0.12     0.80      0.05     (0.11)   (0.63)   (0.63)    0.03
 net assets (%)
                                         ------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 94.1     68.4     49.6     42.2     54.7      94.1      68.4     49.6     42.2     54.7


-------------------------------------------------------------------------------

+ Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

BURNHAM FINANCIAL SERVICES FUND FINANCIAL HIGHLIGHTS



FOR THE YEAR ENDED DECEMBER 31,             2002    2001     2000    1999*               2002       2001      2000    1999*
-------------------------------------------------------------------------------------------------------------------------------
                                            CLASS A SHARES                               CLASS B SHARES
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   Beginning of period ($)                 15.80    13.93     9.79     10.00             15.59      13.82     9.75    10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income / (loss)              0.08++   0.18++   0.06      0.02             (0.05)++    0.06++   0.01    (0.00)**
Net gain(loss) on securities and options
  (both realized and unrealized)            2.69     3.79     4.99     (0.21)             2.62       3.75     4.91    (0.25)
                                         -------------------------------------------------------------------------------------
Total from investment operations            2.77     3.97     5.05     (0.19)             2.57       3.81     4.92    (0.25)

LESS DISTRIBUTIONS
Dividends
  (from net investment income)             (0.05)   (0.13)   (0.06)    (0.02)               --      (0.07)     --        --
Distributions from capital gains
  (from securities and
  options transactions)                    (0.19)   (1.97)   (0.85)       --             (0.19)     (1.97)   (0.85)      --
                                         -------------------------------------------------------------------------------------
Total distributions                        (0.24)   (2.10)   (0.91)    (0.02)            (0.19)     (2.04)   (0.85)      --
                                         -------------------------------------------------------------------------------------
Net asset value,
  end of period ($)                        18.33    15.80    13.93      9.79             17.97      15.59    13.82     9.75
                                         -------------------------------------------------------------------------------------
Total return (%)***                        17.55    29.28    52.78     (1.90)            16.50      28.38    51.62    (2.50)

RATIO/SUPPLEMENTAL DATA
Net assets (in $000's),
end of period                             71,903   23,710    7,964     2,983             8,201      2,565      116       56
                                         -------------------------------------------------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)                              1.60     1.60     1.60      1.60+             2.34       2.34     2.35     2.35+
                                         -------------------------------------------------------------------------------------
Ratio of total expenses before
reimbursement to average
net assets (%)                              1.60     1.95     4.16      7.42+             2.34       2.70     4.91     8.17+
                                         -------------------------------------------------------------------------------------
Ratio of net income to average
net assets (%)                              0.47     1.12     0.81      0.69+            (0.27)      0.37     0.06    (0.06)+
                                         -------------------------------------------------------------------------------------
Portfolio turnover rate (%)                219.6    535.4    327.5      89.6             219.6      535.4   327.5     89.6
                                         -------------------------------------------------------------------------------------

*   Burnham Financial Services Fund commenced operations on June 7, 1999
**  LESS THAN $(0.01) PER SHARE
*** Total return is not annualized for the period 6/7/99 - 12/31/99. Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
+   Annualized
++  Per share values have been calculated using the average shares method.

BURNHAM MONEY MARKET FUND FINANCIAL HIGHLIGHTS


For the period ended December 31,      2002        2001     2000        1999*
-----------------------------------------------------------------------------
NET ASSET VALUE,
   Beginning of period ($)             1.00       1.00     1.00        1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                  0.010      0.033    0.055       0.028
Net gains on securities
  (both realized and unrealized)          --         --    0.000***    0.000***
                                       --------------------------------------
Total from investment operations       0.010       0.033    0.055       0.028

LESS DISTRIBUTIONS
Dividends
  (from net investment income)        (0.010)   (0.033)   (0.055)     (0.028)
Distributions from capital gains
  (from securities transactions)          --        --        --      (0.000)***
                                       --------------------------------------
Total distributions                   (0.010)   (0.033)   (0.055)    (0.0028)
                                      ---------------------------------------
Net asset value,
  end of period ($)                     1.00     1.00      1.00        1.00
                                       ---------------------------------------
Total return (%)**                      1.00%    3.36      5.66        2.97

RATIO/SUPPLEMENTAL DATA
Net assets (in $000's),
end of period                         39,927    52,749    53,150      32,911
                                      ---------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)                          0.97    0.97      0.97        0.88+
                                      ---------------------------------------
Ratio of total expenses before
reimbursement to average
net assets (%)                          1.15    0.94      1.12        1.14+
                                      ---------------------------------------
Ratio of net income to average
net assets (%)                          0.99    3.36      5.52        4.58+
                                      ---------------------------------------

*   Burnham Money Market Fund commenced operations on May 3, 1999
** Total return is not annualized for the period 5/3/99 - 12/31/99. Total return would have been lower in the absence of the expense cap.
*** LESS THAN $(0.001) PER SHARE
+   Annualized

BURNHAM U.S. TREASURY MONEY MARKET FUND FINANCIAL HIGHLIGHTS


For the period ended December 31,      2002      2001       2000       1999*
-----------------------------------------------------------------------------
NET ASSET VALUE,
   Beginning of period ($)             1.00      1.00       1.00       1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                 0.010     0.032      0.053       0.010
                                    ----------------------------------------
Total from investment operations      0.010     0.032      0.053       0.010

LESS DISTRIBUTIONS
Dividends
  (from net investment income)       (0.010)   (0.032)    (0.053)     (0.010)
                                    ----------------------------------------
Total distributions                  (0.010)   (0.032)    (0.053)     (0.010)
                                    ----------------------------------------
Net asset value,
  end of period ($)                    1.00      1.00       1.00       1.00
                                    ----------------------------------------
Total return (%)**                     1.00      3.28       5.57       1.01

RATIO/SUPPLEMENTAL DATA
Net assets (in $000's),
end of period                       139,465   140,019    133,846     83,382
                                    ----------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)                         0.90      0.87       0.86      0.75+
                                    ----------------------------------------
Ratio of total expenses before
reimbursement to average
net assets (%)                         0.89      0.83       0.88      0.86+
                                    ----------------------------------------
Ratio of net income to average
net assets (%)                         1.00      3.19       5.39      4.66+
                                    ----------------------------------------

*   Burnham U.S. Treasury Money Market Fund commenced operations on October 13,
    1999
** Total return is not annualized for the period 10/13/99 - 12/31/99. Total return would have been lower in the absence of the expense cap.
+   ANNUALIZED

           The following notice does not constitute part of and is not incorporated into the prospectus for the Company

                             BURNHAM INVESTORS TRUST
                                 Privacy Policy

Burnham Investors Trust Funds honors your relationship with us, and we respect the confidentiality and security of your private personal and financial information. Our Privacy Policy is in place to protect your information while serving your investment needs.

We ask for personal information about you when you open an account with our mutual funds. This information may include your name, address, social security number, account statements, and information from third parties such as other banks or brokerage firms. We use this information to evaluate and serve your financial needs, to fulfill your investment requests and complete your transactions.

Burnham Investors Trust Funds along with its Investment Advisor, Burnham Asset Management Corp. and its Principal Distributor, Burnham Securities Inc. use affiliates in order to provide you with a full range of services, and we may share aspects of your personal information in the course of conducting your business. We will not sell, market or otherwise disclose any information about you or your account to any third party or individual.

In order to service your account, we may need to work with unaffiliated parties for services such as account maintenance or administration. We maintain strict guidelines reflecting their business standards and their privacy policies. We also restrict access to your nonpublic, personal information to those employees, agents and parties who need to know the information in order to process your transactions or supervise your account. If you ask us to provide information to one of your agents, for example your accountant or attorney, we will honor that request. Our industry is regulated, and at times we are obliged to disclose information during routine audits by U.S. government regulators or other official regulatory agencies. The purpose of these audits is to review our firms' compliance with the rules and regulations of our industry, to detect fraud or unauthorized transactions, or to comply with a court order.

We also maintain safeguards that comply with federal and technological standards to safeguard your data. We regularly evaluate and update our systems to ensure the highest levels of security.

If you have any questions, please do not hesitate to contact us at 1-800-462-2392.


For purposes of our Privacy Policy, we refer to our customers as "you" and to Burnham Investors Trust mutual funds, "we" or "us." Our Privacy Policy also applies to our former customers.

THE BURNHAM FAMILY OF FUNDS aims to give investors the tools to build prudent investment portfolios. The funds offer a variety of approaches to stock investing, as well as two money market funds.


   Burnham U.S.       Burnham                        Burnham
   Treasury Money     Money Market                 Financial
   Money Market       Fund                      Burnham Fund       Services Fund
--------------------------------------------------------------------------------

MORE                                                                        MORE
CONSERVATIVE                                                          AGGRESSIVE


WHERE TO GET
   MORE
INFORMATION


ANNUAL AND SEMI-ANNUAL REPORTS
--------------------------------------------------------------------------------

These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year, detailed performance data, a complete inventory of the funds' securities, and a report from the funds' auditor.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
--------------------------------------------------------------------------------
The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

HOW TO CONTACT US

You can obtain these documents free of charge by contacting your dealer or:

DISTRIBUTOR:
        Burnham Securities Inc.
        1325 Avenue of the Americas, 26th Floor
        New York, NY 10019

        phone: 1-800-874-FUND (3863)
        internet: www.burnhamfunds.com
        email: contact@burnhamfunds.com


SEC file number: 811-994

                            BURNHAM INVESTORS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION


                                  BURNHAM FUND

                         BURNHAM FINANCIAL SERVICES FUND

                          BURNHAM SMALL CAP VALUE FUND

                            BURNHAM MONEY MARKET FUND

                     BURNHAM U.S. TREASURY MONEY MARKET FUND


                                   May 1, 2003


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds' prospectus dated May 1, 2003, which is incorporated by reference herein. The information in this Statement of Additional Information expands on information contained in the prospectus. The prospectus can be obtained without charge by contacting either the dealer through whom you purchased shares or the Distributor at the phone number or address below.




                             BURNHAM SECURITIES INC.
                              PRINCIPAL DISTRIBUTOR
                     1325 Avenue of the Americas, 26th Floor
                            New York, New York 10019
                                1-(800) 874-FUND

                                TABLE OF CONTENTS

                                                                        PAGE
Burnham Investors Trust................................................. 1

Investment Techniques and Related Risks................................. 1

Investment Restrictions.................................................21

Services for Shareholders...............................................22

Purchase and Redemption of Shares.......................................22

Net Asset Value.........................................................27

Taxes...................................................................28

Trustees and Officers of the Trust......................................32

Control Persons and Principal Shareholders..............................37


Investment Management and Other Services ...............................38


Shares of Beneficial Interest...........................................43


Brokerage ..............................................................44


Determination of Performance ...........................................46

Financial Statements ...................................................48

Appendix A - Description of Securities Ratings.........................A-1

                             BURNHAM INVESTORS TRUST


Burnham Investors Trust (the "Trust"), 1325 Avenue of the Americas, 26th Floor, New York, New York 10019, is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust offers shares of beneficial interest (the "shares") in the following five series, each of which is a separate portfolio of investments with its own investment objective: Burnham Fund, (previously known as The Burnham Fund Inc.), Burnham Financial Services Fund, Burnham Small Cap Value Fund, Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund (each a "Fund" and collectively, the "Funds"). Burnham Small Cap Value Fund is currently not being offered to investors.


The Trust was organized as a Delaware business trust on August 20, 1998. The Trust is the surviving entity of the reorganization of The Burnham Fund, Inc. (the "Corporation"), a Maryland corporation, effected April 30, 1999. Before the reorganization, the Corporation was an open-end management investment company in operation since 1961, consisting of a single series, The Burnham Fund, Inc. Some of the information in this Statement of Additional Information relates to the Corporation before the reorganization.


                     INVESTMENT TECHNIQUES AND RELATED RISKS

References in this section to the Adviser include Burnham Asset Management Corporation and any subadviser that may be managing a Fund's portfolio.


                               EQUITY INVESTMENTS

COMMON SHARES. (All Funds except Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund) Common shares represent an equity (ownership) interest in a company or other entity. This ownership interest often gives a Fund the right to vote on measures affecting the company's organization and operations. Although common shares generally have a history of long-term growth in value, their prices, particularly those of smaller capitalization companies, are often volatile in the short-term.

PREFERRED SHARES. (All Funds except Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund) Preferred shares represent a limited equity interest in a company or other entity and frequently have debt-like features. Preferred shares are often entitled only to dividends at a specified rate, and have a preference over common shares with respect to dividends and on liquidation of assets. Preferred shares generally have lesser voting rights than common shares. Because their dividends are often fixed, the value of some preferred shares fluctuates inversely with changes in interest rates.

CONVERTIBLE SECURITIES. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) Convertible securities are bonds, preferred shares and other securities that pay a fixed rate of interest or dividends. However, they offer the buyer the additional option of converting the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. The value of convertible securities is also sensitive to company, market and other economic news, and will change based on the price of the underlying common stock. Convertible securities generally have less potential for gain than common stock, but also less potential for loss, since their income provides a cushion against the stock's price declines. However, because the buyer is also exposed to the risk and reward potential of the underlying stock, convertible securities generally pay less income than similar non-convertible securities.

WARRANTS AND RIGHTS. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) Warrants and rights are securities permitting, but not obligating, their holder to purchase the underlying equity or fixed-income securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends on or exercise voting rights concerning the underlying equity securities. Further, they do not represent any rights in the assets of the issuer. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities, and they become worthless if they are not exercised on or before their expiration date. As a result, an investment in warrants or rights may entail greater investment risk than certain other types of investments.

REAL ESTATE INVESTMENT TRUSTS. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code of 1986 (the "Code"). A Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.

RISKS ASSOCIATED WITH THE REAL ESTATE INDUSTRY. Although a Fund that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

o        possible declines in the value of real estate;

o        adverse general or local economic conditions;

o        possible lack of availability of mortgage funds;

o        overbuilding;

o        extended vacancies of properties;

o        increases in competition, property taxes and operating expenses;

o        changes in zoning or applicable tax law;

o costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

o        casualty or condemnation losses;

o        uninsured damages from floods, earthquakes or other natural disasters;

o        limitations on and variations in rents; and

o        unfavorable changes in interest rates.

In addition, if a Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

FINANCIAL SERVICES COMPANIES. (All Funds) Each Fund may invest in financial services companies. Burnham Financial Services Fund will invest primarily in these companies and will therefore be subject to risks in addition to those that apply to general equity and fixed-income investments. Some events may disproportionately affect the financial services sector as a whole or a particular industry in this sector. Accordingly, Burnham Financial Services Fund may be subject to greater market volatility than a fund that does not concentrate in a particular economic sector or industry. Thus, it is recommended that you invest only part of your overall investment portfolio in Burnham Financial Services Fund.

In  addition,  most  financial  services  companies  are  subject  to  extensive governmental regulation, which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures on different types of firms. For example, the removal of traditional barriers between banking and investment banking activities will allow large commercial banks to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within the industry. The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and unfavorable economic conditions can adversely affect their financial performance.

Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency transfers. In some countries, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

The Adviser believes that the ongoing deregulation of many segments of the financial services sector continues to provide new opportunities for issuers in this sector. As deregulation of various financial services businesses continues and new segments of the financial services sector are opened to larger financial services firms formerly prohibited from doing business in these segments (such as national and money center banks), established companies in these market segments (such as regional banks or securities firms) may become attractive acquisition candidates for the larger firm seeking entrance into the segment. Typically, acquisitions accelerate the capital appreciation of the shares of the company to be acquired.

In addition, financial services companies in growth segments (such as securities firms during times of stock market expansion) or geographically linked to areas experiencing strong economic growth (such as certain regional banks) are likely to participate in and benefit from such growth through increased demand for their products and services. Many financial services companies which are actively and aggressively managed are expanding services as deregulation opens up new opportunities and also show potential for capital appreciation, particularly from expanding into areas where nonregulatory barriers to entry are low.

The Adviser will select for the Funds those financial services companies that it believes are well positioned to take advantage of the ongoing changes in the financial services sector. A financial services company may be well positioned for one or more of the following reasons:

o It may be an attractive acquisition for another company wishing to strengthen its presence in a line of business or a geographic region or to expand into new lines of business or geographic regions.

o It may be planning a merger to strengthen its position in a line of business or a geographic area.

o It may be engaged in a line or lines of business experiencing or likely to experience strong economic growth.

o        It may be  linked  to a  geographic  region  experiencing  or likely to
         experience   strong  economic   growth  and  be  actively   seeking  to
         participate in such growth.

o        It may be  expanding  into  financial  services or  geographic  regions
         previously   unavailable   to  it  (due  to  an  easing  of  regulatory
         constraints) in order to take advantage of new market opportunities.

SMALL CAPITALIZATION COMPANIES. (All Funds except Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund) The Funds, and especially Burnham Small Cap Value Fund, may invest in U.S. and foreign companies with market capitalizations of $1 billion or less. Investing in the common stock of smaller companies involves special risks and considerations not typically associated with investing in the common stock of larger companies. The securities of smaller companies may experience more market price volatility than the securities of larger companies. These companies are typically subject to more dramatic changes in earnings and business prospects than larger, more established companies. In addition, the securities of smaller companies are less liquid because they tend to trade over-the-counter or on regional exchanges, and the frequency and volume of their trading are often substantially less than for securities of larger companies.

INVESTMENT COMPANIES. (All Funds) A Fund may acquire securities of another investment company if, immediately after such acquisition, the Fund does not own in the aggregate (1) more than 3% of the total outstanding voting stock of such other investment company, (2) securities issued by such other investment company total an aggregate value exceeding 5% of the Fund's total assets, or (3) securities issued by such other investment company and all other investment companies total an aggregate value exceeding 10% of the Fund's total assets. Investing in another registered investment company may result in duplication of fees and expenses.


                            FIXED-INCOME INVESTMENTS

TEMPORARY DEFENSIVE INVESTMENTS. (All Funds except Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund) For temporary and defensive purposes, each Fund may invest up to 100% of its total assets in investment grade short-term fixed-income securities (including short-term U.S. government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. Each Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.

GENERAL CHARACTERISTICS AND RISKS OF FIXED-INCOME SECURITIES. (All Funds) Bonds and other fixed-income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the principal amount at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Fixed-income securities have varying degrees of quality and varying maturities.

CREDIT RATINGS. In general, the ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch IBCA and Duff & Phelps Credit Rating Co. (Duff) represent the opinions of these agencies as to the credit quality of the securities which they rate. However, these ratings are relative and subjective and are not absolute standards of quality. In addition, changes in these ratings may significantly lag changes in an issuer's creditworthiness. Changes by recognized agencies in the rating of any fixed-income security or in the ability of the issuer to make payments of interest and principal will also affect the value of the security.

After its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will necessarily require the Adviser, on behalf of a Fund, to sell the securities.

LOWER RATED HIGH YIELD FIXED-INCOME SECURITIES. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) Lower rated high yield fixed-income securities are those rated below Baa3 by Moody's, or below BBB- by S&P, FitchIBCA or Duff, or securities which are unrated and determined by the Adviser to be of comparable quality. Lower rated securities are generally referred to as high yield bonds or junk bonds. See Appendix A attached to this Statement of Additional Information for a description of the rating categories. A Fund may invest in eligible unrated securities which, in the opinion of the Adviser, offer comparable risks to those permissible rated securities.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of
interest  and  principal.   The  market  price
and liquidity of lower rated fixed-income securities generally respond to short-term economic, corporate and market developments more dramatically than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and accurately value a Fund's assets. The reduced availability of reliable, objective pricing data may increase a Fund's reliance on management's judgment in valuing high yield bonds. To the extent that a Fund invests in these securities, the achievement of the Fund's objective will depend more on the Adviser's judgment and analysis than it would otherwise be. In addition, high yield securities in a Fund's portfolio may be susceptible to adverse publicity and investor perceptions, whether or not these perceptions are justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of lower rated securities and may do so in the future, particularly with respect to highly leveraged issuers.

CREDIT RISK. Credit risk relates to the ability of an issuer to pay interest and principal as they become due. Generally, lower quality, higher yielding bonds are subject to more credit risk than higher quality, lower yielding bonds. A default by the issuer of, or a downgrade in the credit rating assigned to, a fixed-income security in a Fund's portfolio will reduce the value of the security.

INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after their acquisition will not affect the cash interest payable on those securities but will be reflected in the valuations of those securities used to compute a Fund's net asset value.

CALL (PREPAYMENT) RISK AND EXTENSION RISK. Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life and duration of, the security. This typically happens when interest rates have declined, and a Fund will suffer from having to reinvest in lower yielding securities.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected. This typically happens when interest rates have increased. Slower than expected prepayments will have the effect of extending the average life and duration of the obligation and possibly of a Fund's fixed-income portfolio.

Prepayments that are faster or slower than expected may reduce the value of the affected security.

MATURITY AND DURATION. The effective maturity of an individual portfolio security in which a Fund invests is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity.

Duration is a measure of a debt security's price sensitivity taking into account expected cash flows and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each Fund may use various techniques to shorten or lengthen the option-adjusted duration of its fixed-income portfolio, including the acquisition of debt obligations at premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

BANK AND CORPORATE OBLIGATIONS. (All Funds) Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct obligations of domestic or foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances and fixed time deposits.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

REPURCHASE AGREEMENTS. (All Funds) The Funds may enter repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, a Fund purchases securities with the understanding that they will be repurchased by the seller at a set price on a set date. This allows a Fund to keep its assets at work but retain overnight flexibility pending longer term investments.

Repurchase agreements involve credit risk. For example, if a seller defaults, a Fund will suffer a loss if the proceeds from the sale of the collateral are lower than the repurchase price. If the seller becomes bankrupt, a Fund may be delayed or incur additional costs to sell the collateral. To minimize risk, collateral must be held with the Funds' custodian and at least equal the market value of the securities subject to the repurchase agreement plus any accrued interest.

U.S. GOVERNMENT SECURITIES. (All Funds) U.S. government securities include: U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by

o the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (GNMA)),

o the right of the issuer to borrow from the U.S. Treasury (Federal Home Loan Banks),

o        the discretionary  authority of the U.S. government to purchase certain
         obligations  of  the  issuer (Fannie  Mae (Federal   National  Mortgage
         Association) and Federal Home Loan Mortgage Corporation (FHLMC)), or

o only the credit of the agency and a perceived "moral obligation" of the U.S. government.

No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

U.S. government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. government securities. The interest and principal components of stripped U.S. government securities are traded independently. The most widely recognized trading program for such securities is the Separate Trading of Registered Interest and Principal of Securities Program. U.S. Treasury inflation-indexed obligations provide a measure of protection against inflation by adjusting the principal amount for inflation. The semi-annual interest payments on these obligations are equal to a fixed percentage of the inflation-adjusted principal amount.

MORTGAGE-BACKED SECURITIES. (All Funds) Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund may invest only in those mortgage-backed securities that meet their credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, a Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking" in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

A Fund's  investments in  mortgage-backed  securities  may include  conventional mortgage pass through securities and certain classes of multiple class collateralized mortgage obligations ("CMOs"). Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a Fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class ("PAC") and target amortization class ("TAC") securities. Sequential pay CMOs apply payments of principal, including any prepayments, to each class of CMO in the order of the final distribution date. Thus, no payment of principal is made on any class until all other classes having an earlier final distribution date have been paid in full. Parallel pay CMOs apply principal payments and prepayments to two or more classes concurrently on a proportionate or disproportionate basis. The simultaneous payments are taken into account in calculating the final distribution date of each class. Each Fund may invest in the most junior classes of CMOs, which involve the most interest rate, prepayment and extension risk.

Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Conventional mortgage pass through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

AGENCY MORTGAGE SECURITIES. (All Funds) The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

PRIVATELY-ISSUED MORTGAGE-BACKED SECURITIES. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

ASSET-BACKED SECURITIES. (All Funds) Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

A Fund may invest in any type of asset-backed security if the Adviser determines that the security is consistent with the Fund's investment objective and policies. Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund may invest only in those asset-backed securities that meet its credit quality and portfolio maturity requirements.

FLOATING RATE/VARIABLE RATE NOTES. (All Funds) Some notes purchased by a Fund may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. These obligations may be secured by bank letters of credit or other support arrangements. If a security would not satisfy a Fund's credit quality standards without such a credit support, the entity providing a bank letter or line of credit, guarantee or loan commitment must meet a Fund's credit quality standards.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult for a Fund to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or there are periods during which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities if a reliable trading market for the instruments does not exist and the Fund cannot demand payment of the principal amount of such instruments within seven days.

STRUCTURED SECURITIES. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) Structured securities include notes, bonds or debentures that provide for the payment of principal of and/or interest in amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the Reference) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

PAY-IN-KIND, DELAYED PAYMENT AND ZERO COUPON BONDS. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) These securities are generally issued at a discount from their face value because cash interest payments are typically postponed until maturity or after a stated period. The amount of the discount rate varies depending on such factors as the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed payment and zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and in cash, and are likely to respond more to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund generally accrues income on securities that are issued at a discount and/or do not make current cash payments of interest for tax and accounting purposes. This income is required to be distributed to shareholders. A Fund's investments in pay-in-kind, delayed payment and zero coupon bonds may require the Fund to sell portfolio securities to generate sufficient cash to satisfy its income distribution requirements.

                               FOREIGN SECURITIES


(All Funds except Burnham U.S. Treasury Money Market Fund) Each Fund may invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (foreign issuers). A company is considered to be located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country.


ADRS, EDRS, IDRS AND GDRS. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) American Depositary Receipts (ADRs) (sponsored or unsponsored) are receipts typically issued by a U.S. bank, trust company or other entity and evidence ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between this information and the market value of the unsponsored ADR. European Depositary Receipts (EDRs) and International Depositary Receipts (IDRs) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts (GDRs) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

BRADY BONDS. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) Brady bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Certain Brady bonds may be collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation's reserves. Although Brady bonds may be collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government. In light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady bonds, investments in Brady bonds may be viewed as speculative. Brady bonds acquired by a Fund might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady bonds held by the Fund.

SOVEREIGN DEBT OBLIGATIONS. (All Funds except Burnham U.S. Treasury Money Market
Fund) Investment in sovereign debt obligations involves special risks not present in domestic corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic policies or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. Participating governments may not be able or willing to honor their commitments to make capital contributions to a supranational entity.

RISKS OF FOREIGN SECURITIES. Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

To the extent that a Fund's foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions in some foreign markets may not be settled promptly so that a Fund's foreign investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities may be purchased on over-the-counter markets or exchanges located in the countries where an issuer's securities are principally traded. Many foreign markets are not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States. In certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of assets of a Fund from a country, political or social instability, or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Dividends, interest, and, in some cases, capital gains earned by a Fund on certain foreign securities may be subject to foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

The above risks may be intensified for investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

                              RESTRICTED SECURITIES

(All Funds except Burnham U.S. Treasury Money Market Fund) A Fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933 (1933 Act), including commercial paper issued in reliance on Section 4(2) of the 1933 Act, and which are, therefore, restricted as to their resale. However, a Fund will not invest more than 15% of its net assets (10% for Burnham Money Market Fund) in illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain oversight as to, and be ultimately responsible for, these determinations. If the Adviser determines, based upon a continuing review of the trading markets for specific
Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit (10% for Burnham Money Market Fund) in illiquid investments. This investment practice could have the effect of decreasing the level of liquidity in the Fund if sufficient numbers of qualified institutional buyers are not interested in purchasing these restricted securities.

                             DERIVATIVE INSTRUMENTS

GENERAL. (All Funds except Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund) The Funds may, but are not required to, invest in derivative instruments, which are commonly defined as financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, security or index. The Funds' transactions in derivative instruments may include:

o the purchase and writing of options on securities (including index options) and options on foreign currencies;

o        the purchase and sale of futures contracts based on financial, interest
         rate  and  securities   indices,   equity  securities  or  fixed-income
         securities; and

o entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, and related caps, collars, floors and swaptions.

The success of transactions in derivative instruments depends on the Adviser's judgment as to their potential risks and rewards. Use of these instruments exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Fund's return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Fund could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

Each Fund may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. The risks and policies of various types of derivative investments in which the Funds may invest are described in greater detail above.

OPTIONS ON SECURITIES AND SECURITIES INDICES. (All Funds except Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund) A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index containing securities in which it may invest. These options may be listed on securities exchanges or traded in the over-the-counter market. A Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

WRITING COVERED OPTIONS. A call option on securities written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by a Fund are covered. A written call option or put option may be covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to a Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as "closing purchase transactions."

PURCHASING OPTIONS. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's portfolio securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

A Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) To seek to increase total return or hedge against changes in interest rates or securities prices, a Fund may purchase and sell futures contracts, and purchase and write call and put options on these futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. These futures contracts may be based on various securities (such as U.S. government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING AND OTHER STRATEGIES. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of these futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

OPTIONS ON FUTURES CONTRACTS. A Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

A Fund may engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Adviser will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the

Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

FOREIGN CURRENCY TRANSACTIONS. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) A Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. A Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. A Fund may elect to hedge less than all of its foreign currency portfolio positions if deemed appropriate by the Adviser.

If a Fund purchases a forward contract or sells a forward contract for non-hedging purposes, it will segregate cash or liquid securities, of any type or maturity, in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for currency gains if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally expected that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

FOREIGN CURRENCY OPTIONS. Each Fund may purchase or sell (write) call and put options on currency. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller of the option is obligated to fulfill the terms of the written option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time before expiration.

A purchased call option on a foreign currency generally rises in value if the underlying currency appreciates in value. A purchased put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, the option will not limit changes in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, a Fund might enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, might purchase a foreign currency call option to hedge against a rise in value of the currency. If the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively thin, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. A Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. Nevertheless, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment performance of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. currency option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

FOREIGN CURRENCY FUTURES TRANSACTIONS. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may sometimes be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

The sale of a foreign currency futures contract creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a currency futures contract creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Currency futures contracts are closed out by entering into an offsetting purchase or sale transaction for the same aggregate amount of currency and delivery date. If the sale price of a currency futures contract exceeds the price of the offsetting purchase, the Fund realizes a gain. If the sale price is less than the offsetting purchase price, the Fund realizes a loss. If the purchase price of a currency futures contract is less than the offsetting sale price, the Fund realizes a gain. If the purchase price of a currency futures contract exceeds the offsetting sale price, the Fund realizes a loss.

SPECIAL RISKS  ASSOCIATED WITH FOREIGN  CURRENCY  FUTURES  CONTRACTS AND RELATED
OPTIONS. Buyers and sellers of foreign currency futures contracts and related options are subject to the same risks that apply to the use of futures generally. In addition, the risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) As one way of managing its exposure to different types of investments, a Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to credit risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. A Fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. (All Funds) The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a set price at a set date beyond customary settlement time. A Fund will engage in when-issued purchases of securities in order to obtain what is considered to be an advantageous price and yield at the time of purchase. Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis involve a risk of loss if the security to be purchased declines in value, or a security to be sold increases in value, before the settlement date. The failure of the issuer or other party to consummate the transaction may result in a Fund's losing the opportunity to obtain an advantageous price. Although a Fund usually intends to acquire the underlying securities, the Fund may dispose of such securities before settlement. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities of any type or maturity, having a value (determined daily) at least equal to the amount of the Fund's purchase commitments.




                      OTHER INVESTMENT PRACTICES AND RISKS

LENDING PORTFOLIO SECURITIES. (All Funds) The Funds may lend their portfolio securities. These loans are secured by the delivery to a Fund of cash collateral, which may be invested in short-term debt securities and money market funds. The Funds may make loans only to broker-dealers who are members of the New York Stock Exchange (NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if a Fund can terminate the loan at any time.

When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, a Fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

REVERSE REPURCHASE AGREEMENTS. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) The Funds may enter reverse repurchase agreements whereby a Fund sells portfolio assets with an agreement to repurchase the assets at a later date at a set price. A Fund continues to receive principal and interest payments on these securities. The Funds will maintain a segregated custodial account consisting of cash or liquid securities of any type or maturity, having a value at least equal to the repurchase price, plus accrued interest.

Reverse repurchase agreements involve the risk that the value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are borrowings by a Fund and are subject to its investment restrictions on borrowing.


RISKS OF NON-DIVERSIFICATION. Burnham Small Cap Value Fund is classified as "non-diversified" under the 1940 Act. Non-diversification means that the proportion of a Fund's assets that may be invested in the securities of a single issuer is not limited by the Act. Since they may invest a larger proportion of their assets in a single issuer, an investment in these Funds may be subject to greater fluctuations in value than an investment in a diversified fund.


SHORT-TERM TRADING AND PORTFOLIO TURNOVER. (All Funds) Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or enhance income. Short-term trading may have the effect of increasing a Fund's portfolio turnover rate. A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage costs that must be borne directly by the Fund and thus indirectly by the shareholders, reducing the shareholder's return. Short-term trading may also increase the amount of taxable gains that must be distributed to shareholders.

                             INVESTMENT RESTRICTIONS

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Fund's outstanding voting securities, defined in the 1940 Act as the lesser of:
(1) 67% or more of that Fund's voting securities present at a meeting if the holders of more than 50% of that Fund's outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Fund's outstanding voting securities.

1. A Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act.

2. A Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund's total assets, investments in debt obligations and transactions in repurchase agreements.

3. A Fund may not purchase, sell or invest in real estate, but, subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. A Fund may hold and sell real estate acquired through default, liquidation or other distribution of an interest in real estate as a result of the Fund's ownership of securities.

4. A Fund may not invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions.

5. A Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act when selling portfolio securities.

6. Each Fund, except Burnham Small Cap Value Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in the securities of any single issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (1) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (2) securities of other investment companies.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions may be modified by the Trustees without shareholder approval.

1.                A Fund (other than Burnham  Money Market Fund and Burnham U.S.
                  Treasury Money Market Fund) may not invest more than 15% of its net assets in illiquid securities. Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund may not invest more than 10% of its net assets in illiquid securities. A security is illiquid if it cannot be disposed of in 7 days at a price approximately equal to the price at which the Fund is valuing the security.

2. A Fund may invest in other investment companies, including any closed-end or open-end investment company, hedge fund or unregistered investment company, as permitted by the 1940 Act or by such exemptions as may be granted by the Securities and Exchange Commission (the "Commission") by any rule, regulation or order.


3. A Fund may not invest in a company for the purpose of exercising control or management of the company.




              The Burnham Financial Services Fund will invest at least 80% of its assets in stocks of U.S. companies in the financial services sector. The Burnham Small Cap Value Fund will invest at least 80% of its assets in stocks of companies with market capitalizations at the time of purchase of $1 billion or less. These two funds may change these policies with 60 days notice to shareholders but currently have no intention of doing so.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of a Fund's assets that may be invested in any security, such percentage limitation will be applied only at the time the Fund acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Fund.


                            SERVICES FOR SHAREHOLDERS

                              SHAREHOLDER ACCOUNTS

When an investor initially purchases shares, an account will be opened on the books of the Trust by the transfer agent. The investor appoints the transfer agent as agent to receive all dividends and distributions and to automatically reinvest them in additional shares of the same class of shares. Distributions or dividends are reinvested at a price equal to the net asset value of these shares as of the ex-dividend date.

Shareholders who do not want automatic dividend and distribution reinvestment should check the appropriate box in item 5 of the new account application or notify the transfer agent and, ten business days after receipt of such notice, all dividends and distributions will be paid by check.

                        PURCHASE AND REDEMPTION OF SHARES

                               PURCHASE OF SHARES

Shares of Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund are offered in one class only, with no sales charge. Burnham Fund, Burnham Financial Services Fund and Burnham Small Cap Value Fund offer Class A and Class B shares. The Trustees and officers reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in their judgment the rejection is in the Fund's best interest.

              FOR BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND
                       BURNHAM SMALL CAP VALUE FUND ONLY:

INITIAL SALES CHARGES ON CLASS A SHARES.

Shares are offered at a price equal to their net asset value plus a sales charge which is imposed at the time of purchase. The sales charges applicable to purchases of shares of Class A shares of each Fund are described in the prospectus. Up to 100% of the sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered coordinated sales support efforts. These dealers may be deemed underwriters. Other dealers will receive the following compensation:

                                           DEALER CONCESSION AS A %
                                             OF OFFERING PRICE OF
AMOUNT INVESTED                                SHARES PURCHASED
Less than $50,000                                   4.50%

$50,000 but less than $100,000                      4.00%

$100,000 but less than $250,000                     3.50%

$250,000 but less than $500,000                     2.75%

$500,000 but less than $1,000,000                   1.75%

$1,000,000 or more                                See below.

              OBTAINING A REDUCED SALES CHARGE FOR CLASS A SHARES.

Methods of obtaining a reduced sales charge referred to in the prospectus are described in more detail below.

PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE. On purchases by a single purchaser aggregating $1 million or more, the investor will not pay an initial sales charge. The Distributor may pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

o        1% on amounts between $1 million and $2 million

o        0.80% on the next $1 million

o        0.40% on the excess over $3 million


A contingent deferred sales charge ("CDSC") will be imposed on the proceeds of the redemptions of these shares if they are redeemed within 24 months of the end of the calendar month of their purchase. The CDSC will be equal to


o        1% if the redemption occurs within the first 12 months and

o        0.50% if the redemption occurs within the next 12 months.

The CDSC will be based on the NAV at the time of purchase or sale, whichever is lower.

No sales charge will be imposed on increases in net asset value, dividends or capital gain distributions, or reinvestment of distributions in additional Class A shares. In determining whether the sales charge is payable, the first Class A shares redeemed will be those, if any, on which a sales charge was paid at the time of purchase, and the remaining Class A shares will be redeemed in the order in which they were purchased. Class B shares will not be sold to investors who qualify to purchase Class A shares at net asset value.

RIGHTS OF ACCUMULATION (Class A Shares). If you already hold Class A shares, you may qualify for a reduced sales charge on your purchase of additional Class A shares. If the value of the Class A shares you currently hold plus the amount you wish to purchase is $50,000 or more, the sales charge on the Class A shares being purchased will be at the rate applicable to the total aggregate amount. The Distributor's policy is to give investors the lowest commission rate possible under the sales charge structure. However, to take full advantage of rights of accumulation, at the time of placing a purchase order, the investor or his dealer must request the discount and give the Distributor sufficient information to determine and confirm whether the purchase qualifies for the discount. Rights of accumulation may be amended or terminated at any time as to all purchases occurring thereafter.

LETTER OF INTENT (Class A Shares). If you intend to purchase Class A shares valued at $50,000 or more during a 13-month period, you may make the purchases under a Letter of Intent so that the initial Class A shares you purchase qualify for the reduced sales charge applicable to the aggregate amount of your projected purchase. Your initial purchase must be at least 5% of the intended purchase. Purchases made within 90 days before the signing of the Letter of Intent may be included in such total amount and will be valued on the date of the Letter of Intent. The Letter of Intent will not impose a binding obligation to buy or sell shares on either the purchaser or the Fund.

During the period of the Letter of Intent, the transfer agent will hold shares representing 3% of the intended purchase in escrow to provide payment of additional sales charges that may have to be paid if the total amount purchased under the Letter of Intent is reduced. These shares will be released upon completion of the intended investment. If the total Class A shares covered by the Letter of Intent are not purchased, a price adjustment is made, depending upon the actual amount invested within the period covered by the Letter of Intent, by a redemption of sufficient shares held in escrow for the account of the investor. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original; and (b) automatically after the end of the period, if the total purchases of Class A shares credited to the Letter of Intent qualify for an additional reduction in the sales charge. For more information concerning the Letter of Intent, see the application form or contact the Distributor.

                             CLASS B SHARE PURCHASES


Purchases of Class B shares will be processed at net asset value next determined after receipt of your purchase order up to $250,000. Class B shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. Dealers will receive from the Distributor a fee of 4% of the gross proceeds from the sale at the time of settlement.


If Class B shares of a Fund are redeemed within six years after the end of the calendar month in which a purchase order was accepted, a CDSC will be charged by calculating the appropriate percentage on the NAV at the time of purchase or sale, whichever is lower. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and retained by the Distributor.

                PURCHASE-TO-SALE PERIOD                         CDSC

                Up to one year.............................     5.00%
                One year but less than two years...........     4.00%
                Two years but less than four years.........     3.00%
                Four years but less than five years........     2.00%
                Five years but less than six years.........     1.00%
                Six years or more..........................     None

CONVERSION OF CLASS B SHARES. Class B shares will automatically convert to Class A shares of a Fund eight years after the calendar month in which the purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms. Class B shares acquired through the reinvestment of dividends and distributions ("reinvested Class B shares") will be converted to Class A shares on a pro-rata basis only when Class B shares not acquired through reinvestment of dividends or distributions ("purchased Class B shares") are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of the purchased Class shares in the shareholder's account. For the purposes of calculating the holding period, reinvested Class B shares will be deemed to have been issued on the date on which the issuance of Class B shares occurred.

This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares.

Conversion of Class B shares to Class A shares is contingent on a determination that such conversion does not constitute a taxable event for the shareholder under the Internal Revenue Code. If such determination is no longer available, conversion of Class B shares to Class A shares would have to be suspended, and Class B shares would continue to be subject to the Class B distribution fee until redeemed.


                              EXEMPTIONS FROM CDSC

No CDSC will be imposed on Class A or Class B shares in the following instances:

(a) redemptions of shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share;

(b) redemptions of shares acquired through reinvestment of income, dividends or capital gains distributions;

(c) redemptions of Class A shares purchased in the amount of $1 million or more and held for more than 24 months or Class B shares held for more than six years from the end of the calendar month in which the shares were purchased.

The CDSC will not apply to purchases of Class A shares at net asset value described under "Waivers of Sales Charge" in the prospectus and will be waived for redemptions of Class A and Class B shares in connection with:

o distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Code or from custodial accounts under Code Section 403(b)(7), individual retirement accounts under Code Section 408(a), deferred compensation plans under Code Section 457 and other employee benefit plans ("plans"),

o withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the opening value of the account (only for Class B shares); and

o                redemptions following the death or disability of a shareholder.

In determining whether the CDSC on Class A or Class B shares is payable, it is assumed that shares not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. A shareholder will be credited with any CDSC paid in connection with the redemption of any Class A or Class B shares if, within 120 days after such redemption, the proceeds are invested in the same class of shares of the Fund.


                              REDEMPTION OF SHARES

Investors in the Funds may redeem shares on any day the Funds are open for business--normally when the NYSE is open--using the proper procedures described below. See "Net Asset Value" for a list of the days on which the NYSE will be closed.

1. Through the Distributor or Other Participating Dealers. If your account has been established by the Distributor or a participating dealer, contact the Distributor or your account executive at a participating dealer to assist you with your redemption. Requests received by your dealer before the close of the NYSE and transmitted to the transfer agent by its close of business that day will receive that day's net asset value per share.


2. Regular Redemption Through Transfer Agent. Redemption requests sent by mail to the transfer agent will receive the net asset value of the shares being redeemed which is next determined after the request is received in "good form." "Good form" means that the request is signed in the name in which the account is registered and the signature is guaranteed by a guarantor who participates in the medallion signature guarantee program. Eligible guarantors include member firms of a national securities exchange, certain banks and savings associations and, credit unions, as defined by the Federal Deposit Insurance Act. You should verify with the transfer agent that the institution is an acceptable (eligible) guarantor before signing. The transfer agent reserves the right to request additional confirmation from guarantor institutions, on a case by case basis, to establish eligibility. A GUARANTEE FROM A NOTARY PUBLIC IS NOT ACCEPTABLE. Once you have a medallion signature guarantee on file with the Fund, redemption requests for $50,000 or less (whether written or telephonic) which are payable to the registered owner to the legal address of record, do not require an additional medallion signature guarantee at the time of redemption.


3. Redemption by Telephone. Redemption requests may be made by telephone with the transfer agent for amounts of $25,000 or less if you have a medallion signature guarantee on file with the Fund. You or your financial professional can sell shares of the Fund by calling 1-800-462-2392. Please press 1 and follow the automated menu to be connected to speak with a customer service representative of the Fund. A check will be mailed to you on the following business day.

Redemption requests by a corporation, trust fiduciary, executor or administrator (if the name and title of the individual(s) authorizing such redemption is not shown in the account registration) must be accompanied by a copy of the corporate resolution or other legal documentation appointing the authorized individual, signed and certified within the prior 60 days. You may obtain from the Distributor, the Fund or the transfer agent, forms of resolutions and other documentation which have been prepared in advance to help you comply with the Funds' procedures.

The Distributor does not charge for its services in connection with the redemption of Fund shares, but upon prior notice may charge for such services in the future. Other securities firms may charge their clients a fee for their services in effecting redemptions of shares of the Funds.

TERMS OF REDEMPTIONS. The amount of your redemption proceeds will be based on the net asset value per share next computed after the Distributor, the Funds or the Transfer Agent receives the redemption request in proper form. Payment for your redemption normally will be mailed to you, except as provided below. Your redemption proceeds, reduced by any applicable CDSC, will normally be mailed or wired the day after your redemption is processed. If you have purchased shares by check, the payment of your redemption proceeds may be delayed until the purchase check has cleared, which may take fifteen or more days. This potential delay can be avoided by purchasing shares with federal funds or a certified check.

Beneficial owners of shares held of record in the name of the Distributor or a participating dealer may redeem their shares only through that firm. The right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the NYSE, or when trading in the markets a Fund normally uses is restricted or an emergency exists, as determined by the Commission, so that disposal of a Fund's assets or determination of its net asset value is not reasonably practicable, or for such other periods as the Commission by order may permit.

Each Fund reserves the right to redeem your account if its value is less than $1,000 due to redemptions. The affected Fund will give the shareholder 30 days' notice to increase the account value to at least $1,000. Redemption proceeds will be mailed in accordance with the procedures described above.

REDEMPTIONS IN KIND. Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. The Funds will value securities distributed in an in kind redemption at the same value as is used in determining NAV.

                    REINSTATEMENT PRIVILEGE (CLASS A SHARES)

A shareholder of Class A shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all the redemption proceeds in Class A shares at net asset value, provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the Funds.

In order to use this privilege, the shareholder must clearly indicate by written request to the applicable Fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A shares. If a shareholder realizes a gain on redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same Fund, part or all of such loss may not be deductible for such tax purposes.

THE  REINSTATEMENT  PRIVILEGE  MAY  BE  USED  BY  EACH  SHAREHOLDER  ONLY  ONCE,
REGARDLESS OF THE NUMBER OF SHARES REDEEMED OR REPURCHASED. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder's interest in a Fund to his or her Individual Retirement Account or other tax-qualified retirement plan account.


                                 NET ASSET VALUE

Each Fund determines its net asset value per share (NAV) each business day at the close of regular trading (typically 4:00 p.m. eastern time) on the New York Stock Exchange (NYSE) by dividing the Fund's net assets by the number of its shares outstanding. If the NYSE closes early, the Funds accelerate the determination of NAV to the closing time. For purposes of calculating the NAV of Fund shares, the Funds use the following procedures.


The Funds generally value equity securities traded on a national exchange at their last sale price on the day of valuation. The Funds generally value equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. The Funds generally value equity securities for which no sales are reported on a valuation day, and securities traded over-the-counter, at the last available bid price.


The Funds value debt securities on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally rely either on the latest bid and asked price or on electronic data processing techniques
(matrix pricing) to value normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

The Funds value short-term debt instruments that have a remaining maturity of 60 days or less at the time of purchase at amortized cost, which approximates market value.

If market quotations are not readily available or if in the opinion of the Adviser any quotation or market price is not representative of true market value, the Funds may determine the fair value of any security in good faith in accordance with procedures approved by the Trustees.

Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund generally use the amortized cost valuation method of valuing portfolio securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to a Fund. The Trustees will from time to time review the extent of any deviation between the amortized cost value of each Fund's portfolio and the portfolio's net asset value as determined on the basis of available market quotations. If any deviation occurs that may result in unfairness either to new investors or existing shareholders, the Trustees will take such actions, if any, as they deem appropriate to eliminate or reduce this unfairness to the extent reasonably practicable. These actions may include selling portfolio securities before maturity to realize gains or losses or to shorten a Fund's average portfolio maturity, withholding dividends, splitting, combining or otherwise recapitalizing outstanding shares or using available market quotations to determine net asset value per share.

The Funds value foreign securities, if any, on the basis of quotations from the primary market in which they are traded. The Funds' custodian translates assets or liabilities expressed in foreign currencies into U.S. dollars based on London currency quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of determining a

Fund's NAV. If quotations are not readily available, or the value of foreign securities has been materially affected by events occurring after the closing of a foreign market, the Funds may value their assets by a method that the Trustees believe accurately reflects fair value.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of that Fund's shares may be significantly affected on days when a shareholder has no access to that Fund.

The NYSE is closed on the following holidays:

New Year's Day                       Good Friday                    Labor Day
Martin Luther King, Jr. Day          Memorial Day            Thanksgiving Day
Presidents Day                       Independence Day           Christmas Day



                                      TAXES

Each series of the Trust, including each Fund, is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected or intends to elect to be treated, and intends to qualify for each taxable year, as a "regulated investment company" under Subchapter M of the Code. As such, each Fund intends to comply with the requirements of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets. If each Fund meets all such requirements, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which is distributed to shareholders in accordance with the timing and other requirements of the Code. If a Fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax.

Each Fund will be subject to a 4% non-deductible federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements. For the purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. federal income tax purposes will generally pass through to such Fund. Consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

For U.S. federal income tax purposes, all dividends are taxable to a shareholder whether paid in cash or in shares. Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains are taxable as ordinary income. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, are taxable to a Fund's shareholders as long-term capital gains for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by a Fund as of a record date in October, November or December and paid the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the year in which it is declared.

Each Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For U.S. federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and, as noted above, would not be distributed to shareholders.

A Fund's investment in debt obligations that are at risk of or in default presents special tax issues for the applicable Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event that it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Each Fund that invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities, or, in general, other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net income, including such income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to allow satisfaction of the distribution requirements.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain futures contracts and options relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code. Section 988 generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. Under future Treasury regulations, any such transactions that are not directly related to a Fund's investment in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a Fund's investment company taxable income (computed with regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Options written or purchased and futures contracts entered into by a Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause a Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by a Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of Fund securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (Fund securities or other positions with respect to which a Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

In some countries, restrictions on repatriation may make it difficult or impossible for a Fund to obtain cash corresponding to its earnings from such countries, which may cause a Fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

Each Fund other than Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund's total assets at the close of the taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Funds are such that each Fund expects that it generally will not meet this 50% requirement, shareholders of each Fund generally will not directly take into account the foreign taxes, if any, paid by that Fund and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts these Funds would otherwise have available to distribute. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

If a Fund acquires any equity interest (including, under future Treasury regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually realized is timely distributed by a Fund to its shareholders. The Fund would not be able to pass through to their shareholders any credit or deduction for such a tax. An election may generally be available to ameliorate these adverse tax consequences, but any such election could require the Funds to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds (other than Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund, which are not permitted to acquire foreign stock) may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund's tax liability or maximize its return from these investments.

Effective for 2001, each Fund is eligible to make a U.S. federal tax election with respect to certain stocks and securities it owns that it intends to continue to hold for more than five years. If a Fund makes such an election and holds such stock and securities for more than five years, the applicable federal capital gains rate would be reduced on the sale of the stock or securities when they are sold by the Fund. Any such reduction in the capital gains rate would be passed on to the shareholders at that time. However, if a Fund makes such an election with respect to readily tradable stock, the Fund will be treated for U.S. federal income tax purposes as if it had sold and reacquired such stocks on January 2, 2001. If a fund makes such an election with respect to any other stock or securities, it will be treated for U.S. federal income tax purposes as if it had sold and reacquired such stock or securities on January 1, 2001. As a result, an electing Fund would be required to recognize any capital gains (but not losses) on such stock or securities without the concurrent receipt of any cash which may cause a Fund to have difficulty obtaining cash to satisfy its distribution requirements. The Funds will carefully consider these factors in determining whether to make any such election and will attempt to minimize each Fund's tax liability and to maximize its return from these investments.

Dividends received by a Fund, if any, from U.S. domestic corporations in respect of any share of the stock of such corporations with a tax holding period of at least 46 days (91 days in the case of certain preferred stock), extending before and after each dividend held in an unleveraged position and distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends received deduction generally available to a corporation under the Code. Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable Fund, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to Fund shares, in order to qualify for the deduction and, if they borrow to acquire or otherwise incur debt attributable to such shares, they may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its Fund shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, current recognition of income would be required.

At the time of an investor's purchase of Fund shares (other than shares of Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund), a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions by a Fund with respect to such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

Upon a redemption, exchange or other disposition of shares of a Fund in a transaction that is treated as a sale for tax purposes, a shareholder that is subject to tax generally will realize a taxable gain or loss on the difference between the redemption proceeds and the shareholder's tax basis in his shares. Generally, no gain or loss should result upon a redemption of shares of Burnham Money Market Fund or Burnham U.S. Treasury Money Market Fund, provided that it maintains a constant net asset value per share. With respect to the other Funds, such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A shares that have been held for less than 91 days, (1) are redeemed and reinvested in Class A shares of a Fund at net asset value pursuant to the reinstatement privilege, or (2) are exchanged for Class A shares in another Fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in their tax basis of such shares under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.

Any loss realized on a redemption or other disposition of shares may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired. Withdrawals under the automatic withdrawal plan involve redemptions of shares, which are subject to the tax rules described above. Additionally, reinvesting pursuant to the reinstatement privilege does not eliminate the possible recognition of gain or loss upon the initial redemption of Fund shares but may require application of some of these tax rules, e.g., the wash sale rules.

Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. corporations, partnerships, trusts or estates) and who are subject to U.S. federal income tax. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, as well as the federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Shareholders may be subject to 30% backup withholding on reportable payments, including dividends, capital gain distributions, and, except in the case of Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund, the proceeds of redemptions (and exchanges) or repurchases of shares, if they fail to furnish the Funds with their correct taxpayer identification number and certain certifications. A Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Non-U.S. investors may be subject to different U.S. federal income tax treatment. These investors may be subject to a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 30% on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.

The Funds may be subject to state or local taxes in any jurisdiction where the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and an investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.


                       TRUSTEES AND OFFICERS OF THE TRUST

                              TRUSTEES AND OFFICERS

The direction and supervision of the Trust is the responsibility of the Board of Trustees, which has been elected by the shareholders of the Trust. The Board establishes each Fund's policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds. The Board also reviews the various services provided by the Adviser, the subadvisers and the
Administrator to ensure that each Fund's general investment policies and programs are being carried out and administrative services are being provided to the Funds in a satisfactory manner.


The Trustees and officers of the Trust, their year of birth, and their principal occupations during the past five years are set forth below. Each Trustee shall serve as Trustee until his resignation or termination as provided in the Trust's Declaration of Trust. Each officer serves at the pleasure of the Board of Trustees or until a successor is elected. Each Trustee oversees five portfolios of the Trust. Unless otherwise indicated, the address of each Trustee and officer for purposes of trust business is c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019.


Two of the eleven trustees are considered affiliated or "interested" persons under the 1940 Act. This category is defined as including any person who is an officer, director, or employee of Burnham Asset Management Corp. or Burnham Securities Inc. (collectively, the "Burnham Companies"), as well as anyone who -- individually or otherwise -- owns, controls, or has voting power over 5% or more of the securities of the Burnham Companies mentioned above or of any of the Funds. Federal regulations require that affiliated persons make up no more than 50% of any Board of Trustees.

Although the Trust was formed in 1998, the dates of service shown below include any time spent as trustee of the trust's predecessor organization, Burnham Fund, Inc. which was formed in June of 1975.

Jon M. Burnham and Debra B. Hyman are father and daughter.

NAME, YEAR OF BIRTH,                   PRINCIPAL OCCUPATION
POSITION WITH TRUST                    DURING THE PAST 5 YEARS                        OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------

CLAIRE B. BENENSON (1919)              Financial Conference Consultant.               Trustee of Phoenix-Zweig Trust (4 portfolios),
Trustee since 1975                     Chairman, Department of Business and           Trustee of Phoenix-Euclid Market Neutral Fund.
                                       Financial Affairs, The New  School for         Director, Financial Conferences.
                                       Social Research, Vice President, 92nd St.
                                       YMYWHA (charitable organization) (since
                                       1995).

LAWRENCE N. BRANDT (1927)              President of Lawrence N. Brandt, Inc.          Director Lawrence N. Brandt, Inc. (Real Estate
Trustee since 1991                     (Real Estate Development).                     Development).

ALVIN P. GUTMAN (1918)                 Chairman of the Board of Pressman-Gutman       N/A
Trustee since 1975                     Co., Inc. (textile conversion).

WILLIAM W. KARATZ (1926)               Senior Counsel in the law firm of              N/A
Trustee since 1989                     Pillsbury Winthrop, Former Senior counsel
                                       to, and formerly a partner in, the law
                                       firm of Winthrop, Stimson, Putnam &
                                       Roberts.

JOHN C. MCDONALD (1936)                President of MBX Inc. (telecommunications).    N/A
Trustee since 1989

DONALD B. ROMANS  (1931)               President of Romans and Company private        Trustee of Phoenix-Zweig Trust (4 portfolios),
Trustee since 1975                     investment, financial consulting); Former      Trustee of Phoenix-Euclid Market Neutral Fund.
                                       Chairman, Merlin Corp. (auto repair).

ROBERT F. SHAPIRO (1934)               Vice Chairman and Partner of  Klingenstein,    Director, The TJX Companies, Inc.; Director,
Trustee since 1989                     Fields & Co., L.L.C. (investment               Genaera Corp.
                                       management), President of RFS &
                                       Associates, Inc. (investment, consulting).

ROBERT M. SHAVICK (1925)               Legal Consultant;  Member, Panel of            N/A
Trustee since 1989                     Arbitrators, American  Arbitration
                                       Association, New York Stock Exchange,
                                       American Stock Exchange and National
                                       Association  of Securities  Dealers, Inc.;
                                       Hearing Officer, Sarasota Manatee Airport
                                       Authority; and Mediator, Circuit and
                                       County Courts, Florida.

ROBERT S. WEINBERG (1927)              President of R.S. Weinberg & Associates        N/A
Trustee since 1975                     (corporate consulting).

INTERESTED TRUSTEES
-------------------
JON M. BURNHAM (1936)                  Chairman, Chief Executive Officer and          N/A
Chairman, President, Chief             Director of Burnham Asset Management
Executive Officer;                     Corporation and Burnham Securities Inc.
Trustee since 1986


GEORGE STARK (1944)                    Senior Managing  Director, Burnham             N/A
Trustee since 2002                     Securities  Inc., President, CEO of Stark
                                       Capital Management

PRINCIPAL OFFICERS
------------------
MICHAEL E. BARNA (1961)                Executive Vice President and Assistant         N/A
Executive Vice President, Chief        Secretary of Burnham Asset Management
Financial Officer, Treasurer and       Corporation.
Secretary

RONALD M. GEFFEN (1952)                Managing Director of  Burnham Asset            N/A
Vice President                         Management Corporation and Burnham
                                       Securities Inc.

DEBRA B. HYMAN (1961)                  Vice President and Director of Burnham         N/A
Executive Vice President               Asset Management Corporation and Burnham
                                       Securities Inc. Daughter of Jon M. Burnham.

FRANK A. PASSANTINO (1964)             First Vice President of Burnham Asset          N/A
First Vice  President  and  Assistant  Management Corporation and Burnham
Secretary                              Securities Inc.

LOUIS S. ROSENTHAL (1928)              First Vice President of Prudential             N/A
Vice President                         Securities Inc.

GEORGE SOMMERFELD (1934)               Executive Vice President of Burnham Asset      N/A
Compliance Officer                     Management Corporation and Burnham
                                       Securities Inc.

                                   COMMITTEES


The Board has an Audit Committee consisting of Mr. Shapiro, Ms. Benenson, Mr. Brandt, and Mr. Romans. All of the members of the Audit Committee are "non-interested persons" as defined in the 1940 Act ("Independent Trustees"). The Audit Committee reviews the scope and results of the Trust's annual audit with the Trust's independent accountants and recommends the engagement of such accountants. The Audit Committee met two times during the fiscal year ended December 31, 2002.

The Board has a Nominating Committee consisting of Ms. Benenson, Mr. McDonald and Mr. Shapiro, each an Independent Trustee. The Committee is responsible for considering candidates for election to the Board of Trustees in the event a position is vacated or created. The Nominating Committee meets as necessary, but did not meet during the fiscal year ended December 31, 2002. The Board of Trustees will consider candidates timely proposed for nomination by the shareholders for election as Trustees prior to any meeting of the Nominating Committee at which the Trustees are considering changing the composition of the Board of Trustees.

The Board has a Valuation Committee consisting of Mr. Romans, Mr. Shapiro and Mr. Barna. The Valuation Committee has responsibility for fair value pricing of any securities held by the Funds as necessary. The Valuation Committee of the Trust met 1 time during the fiscal year ended December 31, 2002.

The Board has a Dividend Committee consisting of Mr. Burnham and Mr. Barna. The Dividend Committee has responsibility for the review and declaration of each Fund's dividends and distributions. The Dividend Committee of the Trust did not meet during the fiscal year ended December 31, 2002.

                          SECURITY AND OTHER INTERESTS


The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each portfolio of the Trust and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2002.

                                                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                       SECURITIES IN ALL REGISTERED
                                                                                     INVESTMENT COMPANIES OVERSEEN BY
                                           DOLLAR RANGE OF EQUITY                    DIRECTOR IN FAMILY OF INVESTMENT
     NAME OF DIRECTOR                   SECURITIES IN THE FUNDS (1)                             COMPANIES

INDEPENDENT TRUSTEES
--------------------
Claire B. Benenson                    Burnham Fund - $50,001-$100,000                         over $100,000
                             Burnham Financial Services Fund - $10,000-$50,000

                          Burnham US Treasury Money Market Fund - $10,000-$50,000

Lawrence N. Brandt                      Burnham Fund - over $100,000                          over $100,000
Alvin P. Gutman                       Burnham Fund - $50,001-$100,000                       $50,001-$100,000

                            Burnham Financial Services Fund - $10,000 - $50,0000
William W. Karatz                     Burnham Fund - $50,001-$100,000                       $50,001-$100,000
John C. McDonald                       Burnham Fund - $10,001-$50,000                         over $100,000
                              Burnham Financial Services Fund - over $100,000
                                 Burnham Money Market Fund - over $100,000

Donald B. Romans                        Burnham Fund - over $100,000                          over $100,000
                             Burnham Financial Services Fund - $50,001-$100,000
Robert F. Shapiro                       Burnham Fund - over $100,000                          over $100,000
Robert M. Shavick                     Burnham Fund - $50,001-$100,000                       $50,001-$100,000
Robert S. Weinberg                    Burnham Fund - $50,001-$100,000                       $50,001-$100,000

INTERESTED TRUSTEES
-------------------

Jon M. Burnham                        Burnham Fund - over $100,000                          over $100,000
George Stark                         Burnham Fund - $50,001-$100,000                       $50,001-$100,000


(1) Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.


As of December 31, 2002, none of the Independent Trustees, or their immediate family members owned, beneficially or of record, any securities in the advisers or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Trust.


                      COMPENSATION OF TRUSTEES AND OFFICERS

Trustees and officers affiliated with the Distributor or the Adviser are not compensated by the Trust for their services.


The Trust typically pays the Independent Trustees an annual retainer and a per meeting fee and reimburses them for their expenses associated with attendance at meetings. The aggregate amount of compensation paid to each current Independent Trustee by the Trust for the fiscal year ended December 31, 2002, was as follows:

                                                     PENSION OR RETIREMENT                                   TOTAL
                                     AGGREGATE        BENEFITS ACCRUED AS       ESTIMATED ANNUAL          COMPENSATION
        NAME OF PERSON,            COMPENSATION             PART OF                 BENEFITS           FROM REGISTRANT AND
           POSITION                 FROM TRUST*         TRUST EXPENSES           UPON RETIREMENT          FUND COMPLEX

INDEPENDENT TRUSTEES
---------------------

Claire B. Benenson                    $10,500                 N/A                      N/A                   $10,500

Lawrence N. Brandt                    $9,000                  N/A                      N/A                   $9,000

Alvin P. Gutman                       $8,000                  N/A                      N/A                   $8,000

William W. Karatz                     $8,000                  N/A                      N/A                   $8,000

John C. McDonald                      $9,000                  N/A                      N/A                   $9,000

Donald B. Romans                      $10,500                 N/A                      N/A                   $10,500

Robert F. Shapiro                     $10,500                 N/A                      N/A                  $10,5000

Robert M. Shavik                      $8,000                  N/A                      N/A                   $8,000

Robert S. Weinberg                    $9,000                  N/A                      N/A                   $9,000


* Amount does not include reimbursed expenses for attending Board meetings.

           FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING
                      THE INVESTMENT ADVISORY AGREEMENTS.

The 1940 Act requires that the Investment Advisory and Sub-Advisory Agreements (the "Agreements") be approved annually both by the Board of Trustees and also by a majority of the Independent Trustees voting separately. Each such Agreement was most recently considered and approved at a meeting of the Board of Trustees called for that purpose on March 12,2003. The Independent Trustees determined that the terms of each Agreement are fair and reasonable and approved each of the Agreements as being in the best interests of the applicable Fund. The Independent Trustees believe that the Agreements will enable each Fund to enjoy high quality investment advisory services at costs which they deem appropriate, reasonable and in the best interests of each Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the interested Trustees of the Trust and officers of Burnham and its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Trust.

In evaluating the Agreements, the Independent Trustees reviewed and considered materials furnished by Burnham, including information regarding Burnham Asset Management, Reich & Tang Asset Management, Mendon Capital Advisors, their affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of Burnham Asset Management and the Sub-Advisers (including each Fund's portfolio manager) the operations of the Funds and the capabilities of Burnham to provide advisory and other services to the funds and supervise the Sub-Advisors. Among other information, the Independent Trustees reviewed information regarding:

o the investment performance of the Funds with similar investment strategies;

o the fee charged by Burnham Asset Management for investment advisory and administrative services, as well as other compensation received by Burnham Asset Management and its affiliates;

o        the projected total operating expenses of the Funds;

o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

o the experience of the investment advisory and other personnel (including the personnel of Reich & Tang Asset Management and Mendon Capital Advisors) providing services to the Funds and the historical quality of the services provided by Burnham Asset Management, Reich & Tang and Mendon Capital Advisors; and

o the profitability to Burnham Asset Management of managing the Funds and the methodology in allocating expenses to the management of the Funds and compared such profitability with available industry profitability data.

The Independent Trustees specifically considered the following as relevant to their recommendations, but did not identify any single factor as all-important or controlling, and the following summary does not detail all matters considered: (1) the favorable history, reputation, qualification and background of Burnham Asset Management, Reich & Tang and Mendon Capital Advisors, as well as the qualifications of their personnel and the financial condition of Burnham Asset Management; (2) that the fee and expense ratios of the Funds are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies (in particular, the Independent Trustees discussed and viewed favorably the willingness of Burnham Asset Management to limit the total expense ratios of certain funds as set forth in this SAI); (3) the relative performance of the Funds since commencement of operations to comparable investment companies and unmanaged indices and whether the Funds have operated within their investment objectives and their record of compliance with investment restrictions; and (4) the quality of managerial and administrative services provided by Burnham Asset Management (in its capacity both as adviser and administrator) in an increasingly regulated industry; (5) the manner in which Burnham Asset Management supervises the fund's business relations with their custodian, transfer agent and other service providers, including the subadvisory relationship with Reich & Tang and Mendon Capital Advisors; (6) other factors that the Independent Trustees deem relevant. The Independent Trustees deemed each of these factors to be relevant to their consideration of the Agreements.

The continuation of the Agreements, the Administration Agreement and the Distribution Agreement (discussed below), was approved by all of the Trustees, including the Independent Trustees. These agreements will continue in effect from year to year, provided that their continuance is approved annually in accordance with the requirements of the 1940 Act. The 1940 Act currently requires approval by both (i) the holders of a majority of the outstanding voting securities of the Trust or the Trustees, and (ii) a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. These agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the affected Fund and will terminate automatically if assigned.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

On April 2, 2003, the Trustees and officers, as a group, owned: 3.5% of the outstanding shares of Burnham Fund; less than 1% of the outstanding shares of Burnham Financial Services Fund; less than 1% of the outstanding shares of Burnham Money Market Fund and less than 1% of the outstanding shares of Burnham U.S. Treasury Money Market Fund.

As of April 2, 2003, the persons listed in the table below are deemed to be control persons or principal owners of a Fund, as defined in the 1940 Act.
Control persons own of record or beneficially 25% or more of a Fund's outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a Fund's outstanding voting securities.

NAME OF FUND                                         NAME OF CONTROL PERSON OR PRINCIPAL HOLDER
                                                     AND PERCENTAGE OWNERSHIP
-----------------------------------------------------------------------------------------------
Burnham Fund - Class A Shares                        None


Burnham Fund - Class B Shares                        Salomon Smith Barney, Inc.
                                                     FBO 00168A00446
                                                     333 W. 34th Street #3
                                                     New York, NY 10001
                                                     5.24%

Burnham Money Market Fund                            Burnham Securities Inc.
                                                     Special Custody "reinvest"
                                                     Sweep account for exclusive benefit of
                                                     Burnham Securities Inc. customers


                                                     1325 Avenue of the Americas, 26th Floor
                                                     New York, NY  10019
                                                     97.1%

Burnham U.S. Treasury Money Market Fund              Burnham Securities Inc.
                                                     Special Custody "reinvest"
                                                     Sweep account for exclusive benefit of
                                                     Burnham Securities Inc. customers
                                                     1325 Avenue of the Americas, 26th Floor
                                                     New York, NY  10019
                                                     98.78%


Burnham Financial Services Fund - Class A            Charles Schwab & Co., Inc.
                                                     Special Custody Account
                                                     101 Montgomery Street
                                                     San Francisco, CA 94104
                                                     31.52%


Burnham Financial Services Fund - Class B            None

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

                               INVESTMENT ADVISER


Burnham Asset Management Corporation, located at 1325 Avenue of the Americas, New York, New York 10019, was organized in 1989 in its capacity as investment adviser to the Funds, high net worth individuals and tax-exempt institutional investors. Burnham Asset Management Corporation is a wholly-owned subsidiary of Burnham Financial Group Inc. The estate of I.W. Burnham, II and Jon M. Burnham own 28% and 34%, respectively, of Burnham Financial Group Inc.


The Funds have entered into an investment advisory contract (the "Advisory Agreement") with the Adviser, which was approved by the Funds' Board of Trustees and shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) either furnish continuously an investment program for each Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, or select a subadviser to carry out this responsibility, and (b) supervise all aspects of each Fund's investment operations except those which are delegated to an administrator, custodian, transfer agent or other agent. The Funds bear all costs of their organization and operation not specifically required to be borne by another provider.

As compensation for its services under the Advisory Agreement, each Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
FUND NAME                                         ANNUAL ADVISORY FEE (%)
---------                                         -----------------------

Burnham Fund                                                0.60

Burnham Financial Services Fund                             0.75

Burnham Small Cap Value Fund                                1.00

Burnham Money Market Fund                                   0.45

Burnham U.S. Treasury Money Market Fund                     0.40
--------------------------------------------------------------------------------

ADVISORY FEES PAID BY FUND:

-------------------------------------------------------------------------------------------------------------------
Fund Name                                      Amount Paid to Adviser*             Adviser Reimbursement to Fund
-------------------------------------------------------------------------------------------------------------------

                                           2000         2001         2002         2000         2001         2002
-------------------------------------------------------------------------------------------------------------------
Burnham Fund                            $1,281,610   $1,342,189    $864,144     $114,212        $0           $0
-------------------------------------------------------------------------------------------------------------------
Burnham Financial Services Fund           $33,213     $146,163     $356,946     $114,519      $69,866        $0
-------------------------------------------------------------------------------------------------------------------
Burnham Small Cap Value Fund                N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------
Burnham Money Market Fund                $236,297     $274,031     $112,807      $84,107        $0         $71,905
-------------------------------------------------------------------------------------------------------------------
Burnham U.S. Treasury Money Market       $521,263     $633,778     $563,976      $59,429        $0           $0
Fund
-------------------------------------------------------------------------------------------------------------------

*  Amounts  include   advisory  fees  and  expense   recoveries   after  expense
reimbursements and fee waivers. See below.

From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund's expenses to a specified percentage of average daily net assets. Effective February 16, 2001, the Trustees adopted an Excess Expense Plan. Under the Excess Expense Plan, the adviser may change or eliminate any Fund's expense cap by: giving 30 days' notice to the Trustees of the Trust and amending or supplementing the affected Fund's prospectus to disclose the change in or elimination of the expense cap. An expense cap will not apply to transaction costs (such as brokerage fees or dealer spreads); taxes; interest charges on fund borrowings; litigation or indemnification costs; or extraordinary expenses. Extraordinary expenses are expenses that are unusual or are expected to recur infrequently. Any fee reduction or expense reimbursement made by the adviser to a Fund on or after May 1, 1999 (the date when the trust commenced operations) will be subject to recovery from that Fund by the adviser within the three year period following the end of the fiscal year in which the fee reduction or reimbursement occurred. Subject to the three year limitation, the oldest unrecovered fee reductions and expense reimbursements will be recoverable before later reductions and reimbursements.

Securities held by the Funds may also be held by other investment advisory clients for which the Adviser or its affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more Funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Funds or for other investment advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Trust and the Funds may use the name "Burnham" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Trust and the Funds (to the extent that they lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser.

                                   SUBADVISERS

The Adviser has engaged the services of subadvisers to provide portfolio management services to certain of the Funds. For their services to these Funds, the Adviser pays each subadviser a subadvisory fee expressed as an annual percentage of the applicable Fund's average daily net assets. These Funds have no obligation to pay subadvisory fees.

SUBADVISER                   SUBADVISED FUND                                                    SUBADVISORY FEE (%)
----------                   ---------------                                                    -------------------
Mendon Capital               Burnham Financial                                                      0.45%
Advisors Corp.               Services Fund

Reich & Tang                 Burnham Money              Less than $100 million                      0.15%
Asset Management LP          Market Fund                $100 million but less than $150 million     0.10%
                                                        $150 million or more                        0.05%

                             Burnham U.S. Treasury      Less than $100 million                      0.15%
                             Money Market Fund          $100 million but less than $150 million     0.10%
                                                        $150 million or more                        0.05%


Mendon Capital Advisors Corp. ("Mendon Capital") is the subadviser to Burnham Financial Services Fund. Their principal office is located at 1117 Cheese Factory Rd., Honeoye Falls, NY 14472. Mendon Capital is a corporation organized in the state of Delaware. Mendon Capital is a registered investment adviser and has been providing investment advisory services focused in the financial services industry to private and public investment companies since 1996. For the fiscal years ended December 31, 2000, 2001, and 2002, Mendon Capital was paid $20,041, $88,050 and $213,705, respectively for its service as subadviser.

Reich & Tang Asset Management LLC ("Reich & Tang") is the subadviser to Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund. Reich & Tang is a Delaware limited liability company with its principal office at 600 Fifth Avenue, New York, New York 10020. Reich & Tang is wholly owned by CDC IXIS Asset Management North America, the investment management arm of Caisse des Depots Group (CDC) of France. Reich & Tang is a registered investment adviser and has been providing investment advisory services to mutual funds and other institutional clients since 1970. For the fiscal years ended December 31, 2000, 2001, and 2002, Reich & Tang was paid $258,725, $278,919, and $251,536 respectively for its service as Sub-Adviser.


CODES OF ETHICS. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Funds, Adviser, Sub-Advisers and Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes contain policies restricting securities trading in personal trading accounts of Trustees and others who normally come into possession of information on fund portfolio transactions. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Also, these codes of ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                  ADMINISTRATOR

Burnham Asset Management Corporation serves as administrator ("Administrator") to the Funds pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator provides the Funds with office space and personnel to assist the Funds in managing their affairs. The Administrator's duties require it to supervise all aspects of the Funds' operations not related to the Funds' investments. For its services to the Funds, the Administrator is paid by each Fund at the following annual percentage of each Fund's average daily net assets:

                            AVERAGE DAILY
                             NET ASSETS                     ADMINISTRATION FEE
                             ----------                     ------------------
                  For amounts up to $150,000,000                  0.150%
                  $150,000,000 to $300,000,000                    0.125%
                  Over $300,000,000                               0.100%


For the fiscal year ended December 31, 2002, the Administrator was paid $213,973, $70,896, $61,571 and $209,949 by Burnham Fund, Burnham Financial
Services Fund, Burnham Money Market Fund and Burnham U.S. Treasury Money Market, respectively. For the fiscal year ended December 31, 2001, the Administrator was paid $259,685 $29,233, $86,278 and $214,094 by Burnham Fund, Burnham Financial Services Fund, Burnham Money Market Fund and Burnham U.S. Treasury Money Market, respectively. For the fiscal year ended December 31, 2000, the Administrator was paid $304,502, $6,643, $78,766 and $194,474 by Burnham Fund, Burnham Financial Services Fund, Burnham Money Market Fund and Burnham U.S. Treasury Money Market, respectively.

Burnham Asset Management has contracted with PFPC, Inc. ("PFPC") to act as sub-administrator pursuant to a sub-administration agreement (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, PFPC provides certain sub-administrative services to the Funds, subject to Burnham Asset Management's supervision. These services include portfolio accounting, daily valuation of portfolio securities, calculation of fund yields and/or distributions, expense accrual monitoring, preparation of board materials, tax services, compliance testing, preparation of periodic reports (including annual and semi-annual reports on Form N-SAR), maintenance of corporate records, preparation and filing of materials with the SEC (including post-effective amendments to the Trust's registration statement), and performance of custody administration services. The Sub-Administration Agreement also provides that if the sub-administrator performs certain special services related to non-recurring items (e.g., preparation of materials for shareholder meetings, assisting in mergers or other restructurings of the Funds, assistance in start-up of new Funds, etc.), it may receive additional fees, subject to the permission of Burnham Asset Management. PFPC's compensation is based on schedules agreed on by Burnham Asset Management.


                                   DISTRIBUTOR

DISTRIBUTION AGREEMENT. The Funds have a Distribution Agreement with Burnham Securities Inc. (the "Distributor"). Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the Funds. Shares of the Funds are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of shares of the Funds which are continually offered at net asset value next determined, plus any applicable sales charge. If in connection with the sale of Class A or Class B shares, the Distributor and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B shares, the broker receives compensation immediately, but the Distributor is compensated on a deferred basis. The Distributor may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.


The table below sets forth both the aggregate amounts of sales charges paid for Burnham Investors Trust for the fiscal years-ended 2000, 2001 and 2002:

           DECEMBER 31, 2000                       DECEMBER 31, 2001                      DECEMBER 31, 2002
           -----------------                       -----------------                      -----------------
                      AMOUNT                                 AMOUNT                                 AMOUNT
AGGREGATE             RECEIVED BY        AGGREGATE           RECEIVED BY        AGGREGATE           RECEIVED BY
AMOUNT PAID*          DISTRIBUTOR        AMOUNT PAID**       DISTRIBUTOR        AMOUNT PAID***      DISTRIBUTOR
-----------           -----------        -----------         -----------        -----------         -----------
$595,927              $ 595,927          $561,799            $561,799           $562,029            $562,029

* of the aggregate amount paid for December 31, 2000 and Burnham Fund paid $583,082 and Burnham Financial Services Fund paid $11,596.

** of the aggregate amount paid for December 31, 2001, Burnham Fund paid $500,903, Burnham Financial Services Fund paid $59,203.


*** of the aggregate amount paid for December 31, 2002, Burnham Fund paid $405,553 and Burnham Financial Services Fund paid $156,476.


During the fiscal years ended December 31, 2000, 2001 and 2002 the Distributor received commissions and compensation from the Funds as listed in the table below:


               NET UNDERWRITING    COMPENSATION ON
               DISCOUNTS AND       REDEMPTIONS AND    BROKERAGE     OTHER
YEAR           COMMISSIONS         REPURCHASES        COMMISSIONS   COMPENSATION
--------------------------------------------------------------------------------


2000           $27,741             $46,462            $158,489*       $0.00
2001           $20,018             $123,048           $369,726**      $0.00
2002           $48,484             $120,629           $509,050***     $0.00

* of the aggregate amount paid for December 31, 2000, Burnham Fund paid $137,819 and Burnham Financial Services Fund paid $20,670.

** of the aggregate amount paid for December 31, 2001, Burnham Fund paid $281,529 and Burnham Financial Services Fund paid $88,197.

*** of the aggregate amount paid for December 31, 2002, Burnham Fund paid $344,222 and Burnham Financial Services Fund paid $164,828.


DISTRIBUTION PLANS. The Trust has adopted distribution plans for the Class A and Class B Shares of Burnham Fund, Burnham Financial Services Fund and Burnham Small Cap Value Fund (the "Plans") in accordance with Rule 12b-1 under the 1940 Act. The Plans compensate the Distributor for its services and distribution expenses under the Distribution Contract. The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under each Plan is submitted to and approved by the Trustees each quarter.

The Plans are subject to annual approval by the Trustees. The Plans are terminable at any time by vote of the Trustees or by vote of a majority of the shares of the applicable class or Fund. Pursuant to each Plan, a new Trustee who is not an interested person (as defined in the 1940 Act) must be nominated by existing Trustees who are not interested persons.

If a Plan is terminated (or not renewed) with respect to any one or more classes or Funds, the Plan may continue in effect with respect to a class or Fund as to which it has not been terminated (or has been renewed). Although there is no obligation for the Trust to pay expenses incurred by the Distributor in excess of those paid to the Distributor under a Plan, if the Plan is terminated, the Board will consider how to treat such expenses. Any expenses incurred by the Distributor but not yet recovered through distribution fees could be recovered through future distribution fees. If the Distributor's actual distribution expenditures in a given year are less than the Rule 12b-1 payments it receives from the Funds for that year, and no effect is given to previously accumulated distribution expenditures in excess of the Rule 12b-1 payments borne by the Distributor out of its own resources in other years, the difference would be profit to the Distributor for that year.

Because amounts paid pursuant to a Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a financial interest in the operation of any Plan.

The Plans were adopted because of their anticipated benefits to the Funds. These anticipated benefits include: increased promotion and distribution of each Fund's shares, an enhancement in each Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Funds, increased stability in each Fund's positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Funds will be allocated among the Funds in proportion to their net assets.


For the fiscal year ended December 31, 2002, the Funds paid fees under their Rule 12b-1 Plans according to the table below.

                 PRINTING AND                                     SALES
MARKETING AND    MAILING OF       UNDERWRITER     BROKER-DEALER   PERSONNEL
ADVERTISING      PROSPECTUSES     COMPENSATION    COMPENSATION    COMPENSATION
------------------------------------------------------------------------------
$105,984            $7,384          $47,484         $641,409         $10,472



                                    CUSTODIAN

PFPC Trust Co., The Eastwick Center, 8800 Tinicum Blvd., Philadelphia, PA 19153, serves as custodian of the Trust's securities and cash.

                    TRANSFER AGENT AND DIVIDEND PAYING AGENT


PFPC Inc., 760 Moore Rd. King of Prussia, PA 19406, is the transfer and dividend paying agent for the Trust. Its compensation is based on schedules agreed on by the Trust and the transfer agent.


                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 160 Federal St., Boston, MA 02110, is the independent accountant for the Trust. In addition to reporting annually on the financial statements of the Trust, the accountants assist and consult with the Trust in connection with the preparation of certain filings of the Trust with the SEC.


                          SHARES OF BENEFICIAL INTEREST

                        DESCRIPTION OF THE TRUST'S SHARES

The Trust is a business trust organized on August 20, 1998 under Delaware law. The Trustees are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, with a par value of $0.10 per share or such other amount as the Trustees may establish. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares only of the Funds described in the prospectus. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Funds, or any other series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of the classes of shares of the Funds described in the prospectus.

Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and nonassessable. In the event of liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of a Fund are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares. At any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Delaware law, shareholders of a Delaware business trust are protected from liability for acts or obligations of the Trust to the same extent as shareholders of a private, for-profit Delaware corporation. In addition, the Declaration of Trust expressly provides that the Trust has been organized under Delaware law and that the Declaration of Trust will be governed by Delaware law. It is possible that the Trust might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability.

To guard against this risk, the Declaration of Trust:

o contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of this disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees,

o provides for the indemnification out of Trust or Fund property of any shareholders held personally liable for any obligations of the Trust or of the Fund and

o provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability with respect to a Fund is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that the Trust will indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving the Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust or any Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

                                    BROKERAGE

Purchases  and  sales  of  portfolio   securities  are  generally   placed  with
broker-dealers who provide the best price (inclusive of brokerage commissions) and execution for orders. However, transactions may be allocated to broker-dealers who provide research. Also, higher fees may be paid to brokers that do not furnish research or furnish less valuable research if a good faith determination is made that the commissions paid are reasonable in relation to the value of the brokerage and research services provided. Among these services are those that brokerage houses customarily provide to institutional investors, such statistical and economic data and research reports on companies and industries.

Research services might be useful and valuable to the Adviser, the subadvisers and their affiliates in serving other clients as well as the Funds. Similarly, research services obtained by the Adviser, subadvisers or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the Adviser or subadvisers in carrying out their obligations to the Funds.

A Fund may execute purchases and sales of portfolio securities through the Distributor if it is able to obtain the best combination of price (inclusive of brokerage commissions) and execution. The Distributor can charge a Fund commissions for these transactions, subject to review by the non-interested Trustees. The Trustees may permit payment of commissions which, though higher than the lowest available, are deemed reasonable. The Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ascertain that the brokerage commissions paid to the Distributor are reasonable.


No transactions may be effected by a Fund with the Distributor acting as principal for its own account. Over-the-counter purchases and sales normally are made with principal market makers except where, in management's opinion, better executions are available elsewhere. Transactions in securities on a securities exchange are generally effected as agency transactions with brokers (including the Distributor) who receive compensation for their services. U.S. Government and debt securities are traded primarily in the over-the counter market. Certain equity securities also may be traded in the over-the-counter market. Transactions in the over-the-counter market are generally effected as principal transactions with dealers. However, transactions in the over-the-counter market may also be effected as agency transactions, such as through an electronic communications network ("ECN") or an alternative trading system ("ATS"). The cost of transactions in securities in the over-the-counter market, whether effected through dealers, ECNs, ATSs or otherwise, may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof.

------------------------------------------------------------------------------------------------------------------
Fund Name                                                              Brokerage Commissions Paid
------------------------------------------------------------------------------------------------------------------

                                                            2000                 2001                  2002
                                                       -----------------------------------------------------------
Burnham Fund                                              $235,214             $306,695              $417,791
------------------------------------------------------------------------------------------------------------------
Burnham Financial Services Fund                            $50,106             $442,931*            $664,060*
------------------------------------------------------------------------------------------------------------------
Burnham Small Cap Value Fund                                 N/A                  N/A                  N/A
------------------------------------------------------------------------------------------------------------------
Burnham Money Market Fund                                    N/A                  N/A                  N/A
------------------------------------------------------------------------------------------------------------------
Burnham U.S. Treasury Money Market Fund                      N/A                  N/A                  N/A
------------------------------------------------------------------------------------------------------------------

*The Fund experienced significant inflows and out-flows of assets in 2001 and to a lesser extent in 2002 which necessitated increased trading by the Fund. The increased trading in the Fund, not the management style, resulted in the larger amount of brokerage commissions paid.

------------------------------------------------------------------------------------------------------------------
                                                                                         2002 Commissions paid by
                                                                                         Fund to Distributor as a
                                                                                        percentage of Fund's total
Fund Name                                 Brokerage Commissions Paid to Distributor       brokerage commissions.
------------------------------------------------------------------------------------------------------------------
                                             2000           2001            2002                   2002
------------------------------------------------------------------------------------------------------------------
Burnham Fund                               $137,819       $281,529        $344,222                 82%
------------------------------------------------------------------------------------------------------------------
Burnham Financial Services Fund            $20,670        $88,197         $164,828                 25%

------------------------------------------------------------------------------------------------------------------
Burnham Small Cap Value Fund                 N/A            N/A             N/A                    N/A
------------------------------------------------------------------------------------------------------------------
Burnham Money Market Fund                    N/A            N/A             N/A                    N/A
------------------------------------------------------------------------------------------------------------------
Burnham U.S. Treasury Money Market Fund      N/A            N/A             N/A                    N/A
------------------------------------------------------------------------------------------------------------------


Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The value of each Fund's aggregate holdings of securities of its regular broker-dealers as of December 31, 2002 is as follows:

---------------------------------------------------------------------------------------------------------------------
                                                                                Value of
Fund Name                           Issuer                                      Fund's Aggregate Holdings of Issuer
---------------------------------------------------------------------------------------------------------------------
Burnham Fund                        American Express Co.                        $3,535,000
                                    Citigroup Inc.                              $1,056,00
                                    Metlife Inc.                                $2,704,000
                                    Prudential Financial Inc.                   $1,587,000
                                    JP Morgan Chase & Co.                       $1,920,000
                                    Bear Sterns Cos. Inc.                       $1,188,000
---------------------------------------------------------------------------------------------------------------------
Burnham Financial Services Fund     Lehman Bros. Holdings                       $266,000
                                    Prudential Financial Inc.                   $3,174,000
                                    Merrill Lynch & Co., Inc.                   $759,000
                                    The Bear Sterns Cos., Inc.                  $891,000
                                    E Trade Group Inc.                          $972,000
                                    Citigroup Inc.                              $1,760,000
                                    Morgan Stanley                              $599,000
                                    John Hancock Financial Services Inc.        $837,000
                                    Wells Fargo & Co.                           $937,000
                                    Nueberger Berman Inc.                       $1,340,000
---------------------------------------------------------------------------------------------------------------------
Burnham Small Cap Value Fund        N/A       N/A
---------------------------------------------------------------------------------------------------------------------
Burnham Money Market Fund           N/A       N/A
---------------------------------------------------------------------------------------------------------------------
Burnham US Treasury Money           N/A       N/A
Market Fund
---------------------------------------------------------------------------------------------------------------------

                          DETERMINATION OF PERFORMANCE
The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

                                  TOTAL RETURN

The Funds may quote their performance in terms of total return in communications to shareholders, or in advertising material. Average Annual Total Return is calculated according to the following formula:

                                P (1 + T)n = ERV

Where:

        P = a hypothetical initial payment of $1,000, T = average annual total return, and n = number of years.
        erv = ending redeemable value

In calculating the above, it is assumed that the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and all recurring fees that are charged to all shareholder accounts are included.


The average annual total return of the Class A shares of Burnham Fund, assuming the reinvestment of dividends, for the one, five and ten year periods ended December 31, 2002, were (26.98%), 0.70% and 7.34%, respectively. The average annual returns of the Class B shares of Burnham Fund, assuming the reinvestment of dividends, for the one and five year periods ended December 31, 2002 and the life of the class period (October 18, 1993 to December 31, 2002) were (27.69%), (14.38%), and 6.65%, respectively.

The average annual total return of the Class A shares of Burnham Financial Services Fund, assuming the reinvestment of dividends, for one year period ended December 31, 2002 and the life of fund period (June 7, 1999 to December 31,
2002), were 11.67% and 24.04%, respectively. The average annual total return of the Class B shares of Burnham Financial Services Fund, assuming the reinvestment of dividends, for the one year period ended December 31, 2002 and the life of fund period (June 7, 1999 to December 31, 2002), were 12.50% and 24.31%, respectively.


Average Annual Total Return (After Taxes on Distributions) is calculated according to the following formula:

                                P (1 + T)n = ATV D

Where:

        P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), and n = number of years.
        ATV D = ending value of a hypothetical $1,000 payment after taxes on fund distributions but not after taxes on redemptions

In calculating the above, it is assumed that the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and all recurring fees that are charged to all shareholder accounts are included. Taxes are calculated using the highest individual marginal federal tax rates in effect on the reinvestment date and do not include state or local taxes.

The average annual total return after taxes on distributions of the Class A shares of Burnham Fund, assuming the reinvestment of dividends, for the one, five and ten year periods ended December 31, 2002, was (27.52%), (1.24%) and 4.81%, respectively.

The average annual total return after taxes on distributions of the Class A shares of Burnham Financial Services Fund, assuming the reinvestment of dividends, for one year period ended December 31, 2002 and the life of fund period (June 7, 1999 to December 31, 2002), were 11.33% and 21.39%, respectively.


Average Annual Total Return (After Taxes on Distributions and Redemptions) is calculated according to the following formula:

                                P (1 + T)n = ATV DR

Where:

        P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and redemption),  and
        n =  number  of  years.
        ATV DR = ending value of a hypothetical $1,000 payment after taxes on fund distributions and redemption

In calculating the above, it is assumed that the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and all recurring fees that are charged to all shareholder accounts are included. Taxes are calculated using the highest individual marginal federal tax rates in effect on the reinvestment date and do not include state or local taxes. The ending value includes the effect of any capital gains or losses resulting from the redemption.


The average annual total return after taxes on distributions and redemption of the Class A shares of Burnham Fund, assuming the reinvestment of dividends, for the one, five and ten year periods ended December 31, 2002, was (16.21%), 0.33% and 5.04%, respectively.

The average annual total return after taxes on distributions and redemption of the Class A shares of Burnham Financial Services Fund, assuming the reinvestment of dividends, for one year period ended December 31, 2002 and the life of fund period (June 7, 1999 to December 31, 2002), were 7.38% and 18.60%, respectively.


A Fund's performance depends on market conditions, portfolio composition and expenses. Thus, investment yields, current distributions or total returns may differ from past results, and there is no assurance that historical performance will continue. With respect to Class B shares, results are reduced if a CDSC were imposed on the redemption of these shares.

                                 EFFECTIVE YIELD

Burnham Money Market Fund's and Burnham U.S. Treasury Money Market Fund's yield quotations as they appear in reports and other material distributed by the Fund or by the Distributor are calculated as prescribed by the Commission. The yield of each Fund for a 7-day period (the "base period") will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent.

Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments.

The Funds' effective yields are computed by compounding the unannualized base period return by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

              Effective Yield = [(base period return + 1)n 365/7] -1


For the seven day period ended December 31, 2002, Burnham Money Market Fund had a yield of 0.63% and an effective yield of 0.63%. For the seven day period ended December 31, 2002, Burnham U.S. Treasury Money Market Fund had a yield of 0.51% and an effective yield of 0.51%.



                              FINANCIAL STATEMENTS



The audited financial statements of the Trust for the annual period ended December 31, 2002 are included in the Trust's Annual Report to Shareholders dated December 31, 2002. These audited financial statements, in the opinion of management, reflect all adjustments necessary to a fair statement of the results for the periods presented. You can obtain a copy of the Trust's Annual Report dated December 31, 2002 by writing or calling the Distributor at the address or telephone numbers set forth on the cover of this Statement of Additional Information. The Annual Report is incorporated by reference into this Statement of Additional Information by reference to the Annual Report as filed with the Securities and Exchange Commission March 7, 2003.

                APPENDIX A -- DESCRIPTIONS OF SECURITIES RATINGS

                            COMMERCIAL PAPER RATINGS.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S): "PRIME-1" and "PRIME-2" are Moody's two highest commercial paper rating categories. Moody's evaluates the salient features that affect a commercial paper issuer's financial and competitive position. The appraisal includes, but is not limited to the review of such factors as:

         1. Quality of management.
         2. Industry strengths and risks.
         3. Vulnerability to business cycles.
         4. Competitive position.
         5. Liquidity measurements.
         6. Debt structures.
         7. Operating trends and access to capital markets.

         Differing degrees of weight are applied to the above factors as deemed appropriate for individual situations.

         STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL COMPANIES, INC. (S&P): "A-1" and "A-2" are S&P's two highest commercial paper rating categories and issuers rated in these categories have the following characteristics:

         1.  Liquidity  ratios  are  adequate  to  meet  cash  requirements.
         2.  Long-term senior debt is rated A or better.
         3. The issuer has access to at least two additional channels of borrowing.
         4. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
         5.  Typically,   the  issuer  is  in  a  strong   position   in  a
             well-established industry or industries.
         6.  The reliability and quality of management is unquestioned.

Relative strength or weakness of the above characteristics determine whether an issuer's paper is rated "A-1" or "A-2". Additionally, within the "A-1" designation, those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) rating category.

                                  BOND RATINGS.

S&P: An S&P bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The bond ratings are not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

The S&P bond ratings and their meanings are:

"AAA" Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

"AA" Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A" Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

"BBB" Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB" Bonds rated "BB" are regarded as less vulnerable in the near term than lower rated obligors. However, they face major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

"B" Bonds rated "B" are regarded as more vulnerable than obligors rated "BB," but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will impair the obligor's capacity or willingness to meet its financial commitments.

"CCC" An obligor rated "CCC" is currently vulnerable, and is dependent upon favorable business, financial, or economic conditions to meet its financial commitments.

"CC"              An obligor rated "CC" is currently highly vulnerable.

Plus (+) or Minus (-): The ratings from "AA" to "CC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings. The letter P indicates a provisional rating which assumes successful completion of a project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," and "BBB ", commonly known as "investment-grade" ratings) are generally regarded as eligible for bank investment.

MOODY'S:  The Moody's ratings and their meanings are:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower then the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. Bonds rated Con. are bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or
         (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                             BURNHAM INVESTORS TRUST
                         POST-EFFECTIVE AMENDMENT NO. 73

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)(1)     Agreement and Declaration of Trust, dated August 20, 1998.(2)

(a)(2)     Amendment to Declaration of Trust, dated November 14, 2002.*

(b)        By-Laws dated August 20, 1998, as amended on August 27, 1998.(2)

(c)        None.

(d)(1) Investment Advisory Agreement between the Registrant and Burnham Asset Management Corporation.(3)

(d)(2) Investment Subadvisory Agreement between Burnham Asset Management Corporation and Mendon Capital Advisors Corp. with respect to Burnham Financial Services Fund.(3)

(d)(3) Investment Subadvisory Agreement between Burnham Asset Management Corporation and Reich & Tang Asset Management, LP with respect to Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund.(3)


(e)(1) Distribution Agreement between the Registrant and Burnham Securities Inc.(2)

(e)(2)     Specimen Selling and Service Agreement.(1)

(f)        None.

(g)(1)     Custodian Contract between the Registrant and PFPC Trust Company.(3)

(g)(2)     Amendment to Custody Agreement dated March 7, 2002.*

(h)(1)     Transfer Agency Agreement between the Registrant and PFPC Inc. (3)

(h)(1)(a)  Amendment to Transfer Agency Agreement dated March 7, 2002.*

(h)(1)(b)  Amendment to Transfer Agency Agreement dated July 24, 2002.*

(h)(2) Administration Agreement between the Registrant and Burnham Asset Management Corporation.(2)

(i)(1)     Consent of counsel.

(i)(2)     Opinion and consent of counsel.

(j)        Consent of independent accountants. *

(k)        Financial Statements:

The following reports and financial statements are incorporated in Part C by reference to Burnham Investor Trust's Annual Report to Shareholders for the year ended December 31, 2002 filed on March 7, 2002 (accession # 0000935069-03-000342)

Report of Independent Accountants for the year ended December 31, 2002; Statement of Net Assets at December 31, 2002, Statement of Assets and Liabilities at December 31, 2002, Statement of Operations for the year ended December 31, 2002, Statement of Changes in Net Assets for each of the two years in the period ended December 31, 2002 and Note to Financial Statements.

(l)               None.

(m)(1) Rule 12b-1 Plans for Class A and Class B shares of Burnham Fund, Burnham Financial Services Fund and Burnham Small

                  Cap Value Fund.(2)

 (o)              Rule 18f-3 Multiple Class Plan.(2)

(p)(1)            Code of Ethics applicable to Burnham Investors Trust.(3)+

(p)(2) Code of Ethics applicable to Burnham Asset Management Corporation, Mendon Capital Advisers Corp. and Burnham Securities, Inc.(3)+

--------------------------------------------------------------------------------
   *     Filed herewith
   + Under Rule 17j-1 of The Investment Company Act of 1940, as amended, no code of ethics is required of an investment adviser to a money market fund. As such, no code of ethics applicable to Reich and Tang Asset Management LLC, subadviser to Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund, is included.
(1) Incorporated by reference to post effective amendment no. 66 (File Nos. 2-17226 and 811-994) (filed April 30, 1998).
(2) Incorporated by reference to post-effective amendment no. 67 (File Nos. 2-17266 and 811-994) (filed February 18, 1999).
(3) Incorporated by reference to post-effective amendment no. 71 (File Nos. 2-17266 and 811-994) (filed April 30, 2001).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  THE REGISTRANT.

To the knowledge of the Registrant, it does not control, is not controlled by, and is not under common control with any other person.

ITEM 25. INDEMNIFICATION.

Except for the Agreement and Declaration of Trust, dated August 20, 1998, establishing the Registrant as a trust under Delaware law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no trustee or officer will be indemnified against any liability of which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence of reckless disregard of such person's duties.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The information required by this item is set forth in the Form ADV of the Registrant's investment adviser, Burnham Asset Management Corporation. The following sections of the Form ADV are incorporated herein by reference:

         (a) Items 1 and 2 of Part 2; and
         (b) Section IV, Business Background, of each Schedule D


The information required by this item is set forth in the Form ADV of the Registrant's investment subadviser, Mendon Capital Advisers Corp. The following sections of the Form ADV are incorporated herein by reference:

         (a) Items 1 and 2 of Part 2; and
         (b) Section IV, Business Background, of each Schedule D

The information required by this item is set forth in the Form ADV of the Registrant's investment subadviser, Reich & Tang Asset Management LP. The following sections of the Form ADV are incorporated herein by reference:


         (a) Items 1 and 2 of Part 2; and
         (b) Section IV, Business Background, of each Schedule D

ITEM 27. PRINCIPAL UNDERWRITERS.

(1)      Burnham   Securities   Inc.  is  the  principal   distributor   of  the
         Registrant's shares.


(2) The officers and directors of the Distributor who also serve the Registrant are as follows:

Name                 Position with Distributor       Position with Registrant
----                 -------------------------       ------------------------

Jon M. Burnham       Chairman of the Board,          President, Chief
                     Chief Executive Officer         Executive Officer and
                     and Director                    Chairman of the Board

Debra B. Hyman       Vice President and              Executive Vice President
                     Director

Ronald M. Geffen     Managing Director               Vice President

Frank A. Passantino  First Vice President            Vice President and
                                                     Assistant Secretary

The principal business address of all such persons is 1325 Avenue of the Americas, 26th Floor, New York, New York 10019.

(3) No commissions or other compensation have been paid by the Registrant, directly or indirectly, to any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person during the last fiscal year.



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         Burnham Asset Management Corporation
         1325 Avenue of the Americas, 26th Floor
         New York, New York 10019

         PFPC Inc.
         101 Federal Street
         Boston, MA 02110

         PFPC Inc.
         760 Moore Rd.
         King of Prussia, PA  19406-1212

ITEM 29. MANAGEMENT SERVICES.

The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.

ITEM 30. UNDERTAKINGS.

         None.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Burnham Investors Trust certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment No. 73 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 30th day of April, 2003.

BURNHAM INVESTORS TRUST

         By:   /s/ Jon M. Burnham*
         Jon M. Burnham
         Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment No. 73 to the registration statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                    TITLE                        DATE

/S/ JON M. BURNHAM           President, Chief
-------------------------    Executive Officer,           April 30, 2003
Jon M. Burnham*              Chairman and Trustee

/S/ MICHAEL E. BARNA
-------------------------    Chief Financial              April 30, 2003
Michael E. Barna             Officer

/S/ CLAIRE B. BENENSON
-------------------------    Trustee                      April 30, 2003
Claire B. Benenson*

/S/ LAWRENCE N. BRANDT
-------------------------    Trustee                      April 30, 2003
Lawrence N. Brandt*

/S/ ALVIN P. GUTMAN
-------------------------    Trustee                      April 30, 2003
Alvin P. Gutman*

/S/ WILLIAM W. KARATZ
-------------------------    Trustee                      April 30, 2003
William W. Karatz*

/S/ JOHN C. MCDONALD
-------------------------    Trustee                      April 30, 2003
John C. McDonald*

/S/ DONALD B. ROMANS
-------------------------    Trustee                      April 30, 2003
Donald B. Romans*

/S/ ROBERT F. SHAPIRO
-------------------------    Trustee                      April 30, 2003
Robert F. Shapiro*

/S/ ROBERT M. SHAVICK
-------------------------    Trustee                      April 30, 2003
Robert M. Shavick*

/S/ GEORGE STARK
-------------------------    Trustee                      April 30, 2003
George Stark*

/S/ ROBERT S. WEINBERG
-------------------------    Trustee                      April 30, 2003
Robert S. Weinberg*

*By: /s/ Michael E. Barna, Attorney-in-fact under powers of attorney previously filed.

                                  EXHIBIT INDEX

Exhibit Number
--------------

(a)(2)    Amendment to Declaration of Trust, dated November 14, 2002.

(g)(2)    Amendment to Custody Agreement dated March 7, 2002.

(h)(1)(a) Amendment to Transfer Agency Agreement dated March 7, 2002.

(h)(1)(b) Amendment to Transfer Agency Agreement dated July 24, 2002.

(j)       Consent of independent accountants.



                            STATEMENT OF DIFFERENCES
                            ------------------------

Characters normally expressed as superscript shall be preceded by 'pp'. The section symbol shall be expressed as 'SS'. The service mark symbol shall be expressed as 'sm'.